Exhibit 2.95

NINTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY
COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS NINTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of March 10, 2021 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”), as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Limited Liability Company Agreement dated as of November 4, 2020 (the “Fifth Amendment”), as further amended by that certain Sixth Amendment to Limited Liability Company Agreement dated as of December 11, 2020 (the “Sixth Amendment”), as further amended by that certain Seventh Amendment to Limited Liability Company Agreement dated as of December 28, 2020 (the “Seventh Amendment”) as further amended by that certain Eighth Amendment to Limited Liability Company Agreement dated as of January 26, 2021 (the “Eighth Amendment”)and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement to add fifty-one additional Series to be issued by the Company and to amend the terms of eight existing Series that may be issued by the Company.

WHEREAS, pursuant to section 12.1 of the Existing Operating Agreement, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 8

1.                  The Table of Contents to the Existing Operating Agreement is amended to change “#BETTSGOLDREFRACTOR” TO #BETTSGOLDREFRACTORBASKET” and to add the following immediately below the references to the Exhibits:

“Exhibit 87 - Series Designation #RickeyHendersonRCPSA10

Exhibit 88 - Series Designation #MikanRCPhoto

Exhibit 89 - Series Designation #Mantle52ToppsPhoto

Exhibit 90 - Series Designation #NamathRCPhoto

Exhibit 91 - Series Designation #WiltChamberlain61PSA9

Exhibit 92 - Series Designation #Mantle52ToppsPSA7

Exhibit 93 - Series Designation #CrosbyTheCupBasket

Exhibit 94 - Series Designation #OvechkinTheCupBGS8.5

Exhibit 95 - Series Designation #JordanExquisiteBGS8

Exhibit 96 - Series Designation #CurryRPABGS9.5

Exhibit 97 - Series Designation #JordanSignedProfessionalBat

Exhibit 98 - Series Designation #DiMaggio1933Bat

Exhibit 99 - Series Designation #Ruth1916SportingNewsPSA7

Exhibit 100 - Series Designation #Andre&HulkWrestlingBasket

Exhibit 101 - Series Designation #FrankRobinson500HRBat

Exhibit 102 - Series Designation #MagicBirdLogoMan

Exhibit 103 - Series Designation #MessiRookieBasket

Exhibit 104 - Series Designation #ChamberlainPhilaJersey59-60

Exhibit 105 - Series Designation #LeBronMeloWadeTrioRC

Exhibit 106 - Series Designation #Mantle54BowmanBasket

Exhibit 107 - Series Designation #BettsBlueRefractorBasket

Exhibit 108 - Series Designation #JackieRobinson48Leaf7

Exhibit 109 - Series Designation #AliOlympicBlazer

Exhibit 110 - Series Designation #HonusWagnerT206A

Exhibit 111 - Series Designation #Ruth33GoudeySGC8

Exhibit 112 - Series Designation #MayweatherRCPSA10

Exhibit 113 - Series Designation #TysonRCBGS9Basket

Exhibit 114 - Series Designation #Elway1984RookieCardPSA10Basket

Exhibit 115 - Series Designation #Marino1984RookieCardBGS10Basket

Exhibit 116 - Series Designation #KobeReebokIversonRetros

Exhibit 117 - Series Designation #Mays1951Bowman7

Exhibit 118 - Series Designation #OzzieSmithRCBGS9.5

Exhibit 119 - Series Designation #PaulMolitor1978ToppsPSA10

Exhibit 120 - Series Designation #Mantle1968PSA9Basket

Exhibit 121 - Series Designation #GaryCarter1975PSA10Basket

Exhibit 122 - Series Designation #Mantle1966ToppsPSA9Basket

Exhibit 123 - Series Designation #Mantle1957ToppsPSA8.5

Exhibit 124 - Series Designation #WadeChromeRefractorBGS10

Exhibit 125 - Series Designation #DeversSuperfractor

Exhibit 126 - Series Designation #JoshAllenGoldBGS9.5

Exhibit 127 - Series Designation #Maris58ToppsPSA9

Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 8

Exhibit 128 - Series Designation #Mantle56PSA9

Exhibit 129 - Series Designation #MessiMegacracks#71PSA9

Exhibit 130 - Series Designation #JackieRobinson53Topps8

Exhibit 131 - Series Designation #Mays1956GrayPSA9

Exhibit 132 - Series Designation #Mantle1965Topps9

Exhibit 133 - Series Designation #Mantle1967Topps9

Exhibit 134 - Series Designation #Mantle1964Topps9

Exhibit 135 - Series Designation #Ruth1933GoudeyRedAutographed

Exhibit 136 - Series Designation #Mantle1960Topps9

Exhibit 137 - Series Designation #Mantle1969Topps9

Exhibit 138 - Series Designation #SeagerOrangeRefractorBasket

Exhibit 139 - Series Designation #MahomesNT8.5

Exhibit 140 - Series Designation #LeBronChromeBGS10

Exhibit 141 - Series Designation #LukaRookieJersey

Exhibit 142 - Series Designation #Mantle51Bowman8

Exhibit 143 - Series Designation #MahomesImmaculate1of1

Exhibit 144 - Series Designation #JordanLeBronSignoftheTimes

Exhibit 145 - Series Designation #LeBronMeloDualLogoman”

2.                  Section 15.11(a) of the Existing Operating Agreement is amended to delete the “and” that appears at the end of current subsection (84), replace the “.” that appears at the end of current subsection (85) with a “;”, and to add the following immediately below subsection (85) thereof:

“(86) - Series Designation #RickeyHendersonRCPSA10;

(87) - Series Designation #MikanRCPhoto;

(88) - Series Designation #Mantle52ToppsPhoto;

(89) - Series Designation #NamathRCPhoto;

(90) - Series Designation #WiltChamberlain61PSA9;

(91) - Series Designation #Mantle52ToppsPSA7;

(92) - Series Designation #CrosbyTheCupBasket;

(93) - Series Designation #OvechkinTheCupBGS8.5;

(94)- Series Designation #JordanExquisiteBGS8;

(95) - Series Designation #CurryRPABGS9.5;

(96) - Series Designation #JordanSignedProfessionalBat;

(97) - Series Designation #DiMaggio1933Bat;

(98) - Series Designation #Ruth1916SportingNewsPSA7;

(99) - Series Designation #Andre&HulkWrestlingBasket;

(100) - Series Designation #FrankRobinson500HRBat;

(101) - Series Designation #MagicBirdLogoMan;

(102) - Series Designation #MessiRookieBasket;

(103) - Series Designation #ChamberlainPhilaJersey59-60;

(104) - Series Designation #LeBronMeloWadeTrioRC;

(105) - Series Designation #Mantle54BowmanBasket;

(106) - Series Designation #BettsBlueRefractorBasket;

Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 8

(107) - Series Designation #JackieRobinson48Leaf7;

(108) - Series Designation #AliOlympicBlazer;

(109) - Series Designation #HonusWagnerT206A;

(110) - Series Designation #Ruth33GoudeySGC8;

(111) - Series Designation #MayweatherRCPSA10;

(112) - Series Designation #TysonRCBGS9Basket;

(113) - Series Designation #Elway1984RookieCardPSA10Basket;

(114) - Series Designation #Marino1984RookieCardBGS10Basket;

(115) - Series Designation #KobeReebokIversonRetros;

(116) - Series Designation #Mays1951Bowman7;

(117) - Series Designation #OzzieSmithRCBGS9.5;

(118) - Series Designation #PaulMolitor1978ToppsPSA10;

(119) - Series Designation #Mantle1968PSA9Basket;

(120) - Series Designation #GaryCarter1975PSA10Basket;

(121) - Series Designation #Mantle1966ToppsPSA9Basket;

(122) - Series Designation #Mantle1957ToppsPSA8.5;

(123) - Series Designation #WadeChromeRefractorBGS10;

(124) - Series Designation #DeversSuperfractor;

(125) - Series Designation #JoshAllenGoldBGS9.5;

(126) - Series Designation #Maris58ToppsPSA9;

(127) - Series Designation #Mantle56PSA9;

(128) - Series Designation #MessiMegacracks#71PSA9;

(129) - Series Designation #JackieRobinson53Topps8;

(130) - Series Designation #Mays1956GrayPSA9;

(131) - Series Designation #Mantle1965Topps9;

(132) - Series Designation #Mantle1967Topps9;

(133) - Series Designation #Mantle1964Topps9;

(134) - Series Designation #Ruth1933GoudeyRedAutographed;

(135) - Series Designation #Mantle1960Topps9; and

(136) - Series Designation #Mantle1969Topps9.”

(137) - Series Designation #Mantle1969Topps9

(138) - Series Designation #SeagerOrangeRefractorBasket

(139) - Series Designation #MahomesNT8.5

(140) - Series Designation #LeBronChromeBGS10

(141) - Series Designation #LukaRookieJersey

(142) - Series Designation #Mantle51Bowman8

(143) - Series Designation #MahomesImmaculate1of1

(144) - Series Designation #JordanLeBronSignoftheTimes

(145) - Series Designation #LeBronMeloDualLogoman

3.                  Section 15.11(b) of the Existing Operating Agreement is amended to change the reference from “Exhibits 1-85” to “Exhibits 1-145”.

4.                  Signature blocks for each of Series #RickeyHendersonRCPSA10; #MikanRCPhoto; #Mantle52ToppsPhoto; #NamathRCPhoto;

Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 8

#WiltChamberlain61PSA9; #Mantle52ToppsPSA7; #CrosbyTheCupBasket; #OvechkinTheCupBGS8.5; #JordanExquisiteBGS8; #CurryRPABGS9.5; #JordanSignedProfessionalBat; #DiMaggio1933Bat; #Ruth1916SportingNewsPSA7; #Andre&HulkWrestlingBasket; #FrankRobinson500HRBat; #MagicBirdLogoMan; #MessiRookieBasket; #ChamberlainPhilaJersey59-60; #LeBronMeloWadeTrioRC; #Mantle54BowmanBasket; #BettsBlueRefractorBasket; #JackieRobinson48Leaf7; #AliOlympicBlazer; #HonusWagnerT206A; #Ruth33GoudeySGC8; #MayweatherRCPSA10; #TysonRCBGS9Basket; #Elway1984RookieCardPSA10Basket; #Marino1984RookieCardBGS10Basket; #KobeReebokIversonRetros; #Mays1951Bowman7; #OzzieSmithRCBGS9.5; #PaulMolitor1978ToppsPSA10; #Mantle1968PSA9Basket; #GaryCarter1975PSA10Basket; #Mantle1966ToppsPSA9Basket; #Mantle1957ToppsPSA8.5; #WadeChromeRefractorBGS10; #DeversSuperfractor; #JoshAllenGoldBGS9.5; #Maris58ToppsPSA9; #Mantle56PSA9; #MessiMegacracks#71PSA9; #JackieRobinson53Topps8; #Mays1956GrayPSA9; #Mantle1965Topps9; #Mantle1967Topps9; #Mantle1964Topps9; #Ruth1933GoudeyRedAutographed; #Mantle1960Topps9; #Mantle1969Topps9; #SeagerOrangeRefractorBasket; #MahomesNT8.5; #LeBronChromeBGS10; #LukaRookieJersey; #Mantle51Bowman8; #MahomesImmaculate1of1; #JordanLeBronSignoftheTimes; and #LeBronMeloDualLogoman shall be added to the signature page(s) of the Existing Operating Agreement.

5.                  Exhibits 42, 43, 58, 61, 64, 69, 80 and 81 to the Existing Operating Agreement shall be deleted and replaced with Schedules I through VIII to this Amendment.

6.                  Schedules IX through LXVII to this Amendment shall be added, respectively, as Exhibits 87 through 145 to the Existing Operating Agreement

7.                  No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

8.                  Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

9.                  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Page]

Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 8

Signature Pages

to

AMENDMENT NO. 9 TO Amended and Restated Limited Liability Company Agreement of Collectable
Sports Assets, LLC

IN WITNESS WHEREOF, this Ninth Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF COLLECTABLE SPORTS ASSETS, LLC

CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

[Signatures Continue on Following Page]

Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 8

Signature Pages

to

AMENDMENT NO. 9 TO Amended and Restated Limited Liability Company Agreement of Collectable
Sports Assets, LLC

MANAGING MEMBER OF THE FOLLOWING SERIES OF COLLECTABLE SPORTS ASSETS, llc:

#LEBRONULTIMATE
#TATISBOWMANBLACKLABEL	#JACKIEROBINSONAUTOBAT
#GIANNISGOLDIMMACULATE	#ALIWBCBELT
#TIGERSIFORKIDS	#ALCINDORUCLAJACKET
#ANDRETHEGIANT	#MANTLE1952BOWMANPSA8
#MARINOMANNINGFAVREJERSEYS	#DURANTCHROMEREFRACTORPSA10
#GALESAYERSJERSEY	#GIANNISIMMACULATE
#DICKBUTKUSJERSEY	#BRADYREEBOKFLAWLESS
#2000PLAYOFFCONTENDERSWAX	#18-19BASKETBALLGROWTHBASKET
#TEDWILLIAMS1939PLAYBALL	#TatisGoldRefractor9.5
#TATUMFLAWLESS10	#DurantExquisite)
#LEBRONEMBLEMSOFENDORSEMENT	#DoncicBluePSA10
#COBBMINTE98	#Mays1960PSA9
#UNITAS1965JERSEY	#Clemente1955PSA8
#CHAMBERLAINHSUNIFORM	#Aaron1954PSA8
#TROUTGLOVE	#BradyPlayoffContendersBasket
#55JACKIEROBINSONPSA10	#ClementeWhite&GrayBasket
#MOOKIEBETTSGLOVE	#FrankRobinson1957PSA9Basket
#LEBRONBLACKREFRACTOR	#DWadeUltimate
#GIANNISRPA	#JeterFoilRCBasketBGS9.5
#BRADYROOKIE	#1964KoufaxJersey
#1986WAX	#Clemente68Jersey
#SEAVER1971PSA10	#HallOfFameBaseball
#GRETZKYOPEECHEE1979	#Aaron1954PSA8.5
#ZIONRPABGS9	#BettsGoldRefractorBASKET
#BANKS1954PSA9	#AcunaGold9.5
#KOUFAX1955PSA8.5	#JordanLeBronMeloTripleLogoMan
#MANTLE1952TOPPSPSA8	#1969ToppsBasketballSet
#JORDAN85NIKEBASKET	#GleyberTorresOrange
#JORDANROOKIEJERSEY	#CobbVintageT206Photo
#TIGERPUTTER	#Mays1951Photo
#MAHOMESEMERALDRPABGS9	#RodgersPlayoffContendersGreen
#EMMITTSMITHMVPBASKET	#TraeYoungFlawlessBGS9
#EMMITTSMITH10KJERSEY	#Mays1959PSA9Basket
#LAMARJACKSONBASKET	#YastrzemskiRC9Basket
#RUTHGEHRIGBALL	#Koufax55PSA9
#CURRYBASKET	#Mays1952PSA8
#LEBRONROOKIE	#Mantle1960PSA9
#KAWHIBASKET	#MontanaRCPSA10
#MANTLEMINT1953	#TigerSPAuthenticBGS9.5
#JORDANPSA10	#Mantle1956PSA8Basket
#LUKAROOKIE	# MagicBirdDrJPSA8Basket
#MAHOMESROOKIE	#RickeyHendersonRCPSA10
#MAGICBIRDDRJ

Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 8

Signature Pages

to

AMENDMENT NO. 9 TO Amended and Restated Limited Liability Company Agreement of Collectable
Sports Assets, LLC

#MikanRCPhoto	#GaryCarter1975PSA10Basket
#Mantle52ToppsPhoto	#Mantle1966ToppsPSA9Basket
#NamathRCPhoto	#Mantle1957ToppsPSA8.5
#WiltChamberlain61PSA9	#WadeChromeRefractorBGS10
#Mantle52ToppsPSA7	#DeversSuperfractor
#CrosbyTheCupBasket	#JoshAllenGoldBGS9.5
#OvechkinTheCupBGS8.5	#Maris58ToppsPSA9
#JordanExquisiteBGS8	#Mantle56PSA9
#CurryRPABGS9.5	#MessiMegacracks
#JordanSignedProfessionalBat	#71PSA9
#DiMaggio1933Bat	#JackieRobinson53Topps8
#Ruth1916SportingNewsPSA7	#Mays1956GrayPSA9
#Andre&HulkWrestlingBasket	#Mantle1965Topps9
#FrankRobinson500HRBat	#Mantle1967Topps9
#MagicBirdLogoMan	#Mantle1964Topps9
#MessiRookieBasket	#Ruth1933GoudeyRedAutographed
#ChamberlainPhilaJersey59-60	#Mantle1960Topps9
#LeBronMeloWadeTrioRC	#Mantle1969Topps9
#Mantle54BowmanBasket	#SeagerOrangeRefractorBasket
#BettsBlueRefractorBasket	#MahomesNT8.5
#JackieRobinson48Leaf7	#LeBronChromeBGS10
#AliOlympicBlazer	#LukaRookieJersey
#HonusWagnerT206A	#Mantle51Bowman8
#Ruth33GoudeySGC8	#MahomesImmaculate1of1
#MayweatherRCPSA10	#JordanLeBronSignoftheTimes
#TysonRCBGS9Basket	#LeBronMeloDualLogoman
#Elway1984RookieCardPSA10Basket
#Marino1984RookieCardBGS10Basket
#KobeReebokIversonRetros	By: CS Asset Manager, LLC, a Delaware limited liability company
#Mays1951Bowman7
#OzzieSmithRCBGS9.5	By:	/s/ Ezra Levine
#PaulMolitor1978ToppsPSA10	Name:	Ezra Levine
#Mantle1968PSA9Basket	Title:	CEO

Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 8

Schedule I to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 42

Series Designation of #LeBronUltimate,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONULTIMATE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 28, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONULTIMATE with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONULTIMATE until dissolution of #LEBRONULTIMATE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONULTIMATE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONULTIMATE through that certain Consignment Agreement dated as of February 8, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONULTIMATE from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONULTIMATE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.
Number of #LEBRONULTIMATE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONULTIMATE Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONULTIMATE sold at the Initial Offering of the #LEBRONULTIMATE Interests (excluding the #LEBRONULTIMATE Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONULTIMATE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONULTIMATE Interests.
Officers	There shall initially be no specific officers associated with #LEBRONULTIMATE, although, the Managing Member may appoint Officers of #LEBRONULTIMATE from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 201

Schedule 1

Asset Description

Overview and authentication

●	SERIES #LeBronUltimate is one of the key rookie cards of one of basketball’s most celebrated and accomplished players of all time, LeBron James. When you think of holy grail type LeBron James rookie cards, his Ultimate Collection Autographs card is on the short list of must-own.

●	The card received the following grades: BGS Gem Mint 9.5. Centering 10, Edges 9.5, Corners 9.5, Surface 9, Autograph 10. This prominent rookie card is all too rare in high-grade with only 250 total copies in existence and far fewer having earned the illustrious BGS 9.5/10 assessment. This card is numbered 61/250.

Notable Features:

●	The card boasts four crisp corners and perfect alignment. The silver letter inlay is flawless with zero pack wear showing. In addition, the autograph is undeniably pristine and perfectly penned in blue ink.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronUltimate going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 201

SERIES #LeBronUltimate
Sport	Basketball
Professional League	NBA
Player	LeBron James
Team	Cleveland Cavaliers
Year	2003
Memorabilia Type	Trading Cards
Manufacturer	Upper Deck
Number	61
Population Report	250
Subject	LeBron James
Authentication	BGS (0005609684)
Grade	BGS Gem Mint 9.5. Centering 10, Edges 9.5, Corners 9.5, Surface 9, Autograph 10

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 201

Schedule II to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 43

Series Designation of #TATISBOWMANBLACKLABEL,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TATISBOWMANBLACKLABEL, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	December 28, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TATISBOWMANBLACKLABEL with effect from the effective date hereof and shall continue to act as the Managing Member of #TATISBOWMANBLACKLABEL until dissolution of #TATISBOWMANBLACKLABEL pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TATISBOWMANBLACKLABEL shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TATISBOWMANBLACKLABEL through that certain Consignment Agreement dated as of February 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TATISBOWMANBLACKLABEL from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TATISBOWMANBLACKLABEL Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.
Number of #TATISBOWMANBLACKLABEL Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TATISBOWMANBLACKLABEL Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TATISBOWMANBLACKLABEL sold at the Initial Offering of the #TATISBOWMANBLACKLABEL Interests (excluding the #TATISBOWMANBLACKLABEL Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TATISBOWMANBLACKLABEL Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TATISBOWMANBLACKLABEL Interests.
Officers	There shall initially be no specific officers associated with #TATISBOWMANBLACKLABEL, although, the Managing Member may appoint Officers of #TATISBOWMANBLACKLABEL from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 201

Schedule 1

Asset Description

Overview and authentication

●	SERIES #TatisBowmanBlackLabel is one of the key rookie cards of one of baseballl’s most exciting and promising young players.
●

Prospect Autographs with the “1st bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices. A Red Refractor Fernando Tatis 1st Bowman Autograph (Graded 9.5) sold for $222,630 in August of 2020. The Red Refractor 9.5 is a POP 3.

This 2016 Bowman Chrome Prospect Autograph Blue Refractor, numbered 58/150, is graded a BGS 10 with perfect 10 subgrades earning the coveted “Black Label” reserved for only the most pristine of submitted cards.

Out of 1,788 individual graded 1st Bowman cards for Fernando Tatis this is the ONLY card to receive a perfect grade and Black Label making it a true POP 1 with no higher grades across any variation.

Notable Features:

This highly prized Blue Refractor parallel includes rainbow reflective color and eye popping blue borders which surrounds a great 'holding bat' shot of Tatis Jr. The card is truly “perfect: in condition, with the autograph penned in blue ink with the illustrious '10' assessment.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TatisBowmanBlackLabel going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 201

SERIES #TatisBowmanBlackLabel
Sport	Baseball
Professional League	MLB
Player	Fernando Tatis, Jr.
Team	San Diego Padres
Year	2016
Memorabilia Type	Trading Cards
Manufacturer	Bowman
Subject	Fernando Tatis, Jr.
Authentication	BGS 10 Pristine (0011704671)
Grade	BGS Pristine 10 (Centering 10, Corners 10, Edges 10, Surface 10, Autograph 10)

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 201

Schedule III to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 58

Series Designation of #CLEMENTE1955PSA8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CLEMENTE1955PSA8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CLEMENTE1955PSA8 with effect from the effective date hereof and shall continue to act as the Managing Member of #CLEMENTE1955PSA8 until dissolution of #CLEMENTE1955PSA8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CLEMENTE1955PSA8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CLEMENTE1955PSA8 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CLEMENTE1955PSA8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CLEMENTE1955PSA8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #CLEMENTE1955PSA8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CLEMENTE1955PSA8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CLEMENTE1955PSA8 sold at the Initial Offering of the #CLEMENTE1955PSA8 Interests (excluding the #CLEMENTE1955PSA8 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #CLEMENTE1955PSA8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CLEMENTE1955PSA8 Interests.
Officers	There shall initially be no specific officers associated with #CLEMENTE1955PSA8, although, the Managing Member may appoint Officers of #CLEMENTE1955PSA8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The 1955 Topps is undoubtedly the most sought after and valuable Clemente card, representing his rookie season with the Pittsburgh Pirates.

●	Widely considered to be Topps’ best overall production, the 1955 set features debut singles of not only Roberto Clemente but also Sandy Koufax and Harmon Killebrew.

●	According to PSA’s card guide, “one advantage the Clemente rookie has over the Koufax is its difficulty to find in a high grade, with the Clemente being clearly more elusive in a PSA 8 than the Koufax, with the price for those cards reflected in the marketplace”.

●	Graded a PSA 8, this 1955 Topps Roberto Clemente is one of 122 to have received that grade out of 4,308 graded examples with only 12 graded higher.

●	VCP Price Guide records sales of 1955 Topps Roberto Clemente PSA 8 as rising from $26,400 in 11/18 to $39,600 in 12/20, a 50% growth in that time.

Notable Features:

●	The 1955 Topps is Roberto Clemente’s debut rookie card

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Clemente1955PSA8 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 201

SERIES #Clemente1955PSA8
Sport	Baseball
Professional League	MLB
Player	Roberto Clemente
Team	Pittsburgh Pirates
Year	1955
Memorabilia Type	Trading Cards
Manufacturer	Topps
Number	164
Population Report	122
Subject	Roberto Clemente
Authentication	PSA
Grade	8

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 201

Schedule IV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 61

Series Designation of #CLEMENTEWHITE&GRAYBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CLEMENTEWHITE&GRAYBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CLEMENTEWHITE&GRAYBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #CLEMENTEWHITE&GRAYBASKET until dissolution of #CLEMENTEWHITE&GRAYBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CLEMENTEWHITE&GRAYBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CLEMENTEWHITE&GRAYBASKET through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CLEMENTEWHITE&GRAYBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CLEMENTEWHITE&GRAYBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #CLEMENTEWHITE&GRAYBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CLEMENTEWHITE&GRAYBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CLEMENTEWHITE&GRAYBASKET sold at the Initial Offering of the #CLEMENTEWHITE&GRAYBASKET Interests (excluding the #CLEMENTEWHITE&GRAYBASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #CLEMENTEWHITE&GRAYBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CLEMENTEWHITE&GRAYBASKET Interests.
Officers	There shall initially be no specific officers associated with #CLEMENTEWHITE&GRAYBASKET, although, the Managing Member may appoint Officers of #CLEMENTEWHITE&GRAYBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The 1956 Topps Baseball set was packed with talent from the mid 50s including Ted Williams, Ernie Banks, Hank Aaron, Roberto Clemente, Sandy Koufax, Willie Mays, Mickey Mantle, Bob Feller and Whitey Ford. It also marked the return of Mantle, Feller and Ford to the Topps set, as all had been fulfilling earlier baseball card contracts with other companies.

●	Cards #1-180 in this set can be found with either White or Gray cardboard backs, with collectors leaning towards gray backs for cards 1-100 and white backs for cards 101-180 according to PSA.

●	Graded PSA 9, the 1956 Topps Clemente White Back is one of 17 to have received that grade out of 3,917 examples, with NONE graded higher.

●	VCP Price Guide records sales of 1956 Topps Roberto Clemente White Back PSA 9 as rising from $15,200 in 9/17 to $22,840 in 9/20, a 50% growth in that time.

●	Graded PSA 9, the 1956 Topps Clemente Gray Back is one of 8 to have received that grade out of 1,261 examples, with ONE graded higher.

●	VCP Price Guide records sales of 1956 Topps Roberto Clemente Gray Back PSA 9 as rising from $14,534 in 8/16 to $25,200 in 12/20, a 73% growth in that time

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ClementeWhite&GrayBasket going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 201

SERIES #ClementeWhite&GrayBasket
Sport	Baseball
Professional League	MLB
Player	Roberto Clemente
Team	Pittsburgh Pirates
Year	1956
Memorabilia Type	Trading Cards
Manufacturer	Topps
Number	33
Qyantity	1 Gray & 1 White
Subject	Roberto Clemente
Authentication	PSA
Grade	9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 12 of 201

Schedule V to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 64

Series Designation of #JETERFOILRCBASKETBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JETERFOILRCBASKETBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JETERFOILRCBASKETBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #JETERFOILRCBASKETBGS9.5 until dissolution of #JETERFOILRCBASKETBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JETERFOILRCBASKETBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JETERFOILRCBASKETBGS9.5 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JETERFOILRCBASKETBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JETERFOILRCBASKETBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #JETERFOILRCBASKETBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JETERFOILRCBASKETBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JETERFOILRCBASKETBGS9.5 sold at the Initial Offering of the #JETERFOILRCBASKETBGS9.5 Interests (excluding the #JETERFOILRCBASKETBGS9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JETERFOILRCBASKETBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JETERFOILRCBASKETBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #JETERFOILRCBASKETBGS9.5, although, the Managing Member may appoint Officers of #JETERFOILRCBASKETBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 13 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The 1993 SP Foil Derek Jeter is one of the most sought after, and visually appealing rookie cards for the legendary Yankee shortstop.

●	According to PSA, “This is one of the toughest modern-era rookie cards to find in Mint condition...This card is clearly Jeter's most appealing rookie issue with one major condition obstacle: The dark edges, coupled with the foil coating, give this issue problems, with many of these rookie cards exhibiting wear from the moment they are removed from a pack.”

●	Graded BGS 9.5, these 1993 SP Foil Derek Jeters are three of 270 to have received that grade out of 16,500 graded examples with NONE graded higher.

●	Another record high for this card was set in 2021 when it sold twice for an average price of $20,097.

Notable Features:

●	Widely considered Derek Jeter’s most visually appealing rookie card, it features an image Yankee fans are surely familiar with of Jeter in his famous pinstripes completing a pitch to 2nd base to start a double play.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JeterFoilRCBasketBGS9.5 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 14 of 201

SERIES #JeterFoilRCBasketBGS9.5
Sport	Baseball
Professional League	MLB
Player	Derek Jeter
Team	New York Yankees
Year	1993
Memorabilia Type	Trading Cards
Manufacturer	Upper Deck
Number	279
Quantity	2
Subject	Derek Jeter
Authentication	BGS
Grade	9.5

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 15 of 201

Schedule VI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 69

Series Designation of #BETTSGOLDREFRACTORBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BETTSGOLDREFRACTORBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BETTSGOLDREFRACTORBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #BETTSGOLDREFRACTORBASKET until dissolution of #BETTSGOLDREFRACTORBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BETTSGOLDREFRACTORBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BETTSGOLDREFRACTORBASKET through that certain Consignment Agreement dated as of February 19, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BETTSGOLDREFRACTORBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BETTSGOLDREFRACTORBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #BETTSGOLDREFRACTORBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BETTSGOLDREFRACTORBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BETTSGOLDREFRACTORBASKET sold at the Initial Offering of the #BETTSGOLDREFRACTORBASKET Interests (excluding the #BETTSGOLDREFRACTORBASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #BETTSGOLDREFRACTORBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BETTSGOLDREFRACTORBASKET Interests.
Officers	There shall initially be no specific officers associated with #BETTSGOLDREFRACTORBASKET, although, the Managing Member may appoint Officers of #BETTSGOLDREFRACTORBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 16 of 201

Schedule 1

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

●	Next to the Superfractor (#/1), Red (#/5) and Orange (#/25) Refractors the Gold (#/50) Is the most sought after variation of Betts’ rookie card.

●	A Mookie Betts Orange Wave Refractor, graded a BGS 8.5, sold for $26,400 at Goldin Auctions.

●	Graded a True Gem 9.5 ( with a 10 autograph by Beckett, this Gold Refractor (#/50) is a POP 41 with only 3 cards receiving a BGS 10 out of 62 total submissions.

●	WorthPoint tracks sales of this card rising from $8,900 in 6/18 to $10,000 in 7/19, a 12% growth over that time. From 7/19 to 1/21 Mookie Betts Base Auto Bowman in a 9.5 grade have risen from $510 to $1,488, a 191% increase

Notable Features:

●	The cards (two) feature Mookie Betts in a Boston Red Sox jersey, the team which he made his debut with. He was since traded to the Los Angeles Dodgers in February 2020.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BETTSGOLDREFRACTORBASKET going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 17 of 201

SERIES #BETTSGOLDREFRACTORBASKET
Sport	Baseball
Professional League	MLB
Player	Mookie Betts
Team	Boston Red Sox (Now Los Angeles Dodgers)
Year	2014
Memorabilia Type	Trading Cards (2)
Manufacturer	Bowman
Population Report	41
Subject	Mookie Betts
Authentication	BGS 9.5 (0008237947)
Grade	BGS Gem Mint 9.5. Centering 9.5, Edges 9.5, Corners 9.5, Surface 9.5, Autograph 10

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 18 of 201

Schedule VII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 80

Series Designation of #KOUFAX55PSA9 ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOUFAX55PSA9 , a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOUFAX55PSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #KOUFAX55PSA9 until dissolution of #KOUFAX55PSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOUFAX55PSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOUFAX55PSA9 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOUFAX55PSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOUFAX55PSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $550,000.
Number of #KOUFAX55PSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOUFAX55PSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOUFAX55PSA9 sold at the Initial Offering of the #KOUFAX55PSA9 Interests (excluding the #KOUFAX55PSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KOUFAX55PSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOUFAX55PSA9 Interests.
Officers	There shall initially be no specific officers associated with #KOUFAX55PSA9 , although, the Managing Member may appoint Officers of #KOUFAX55PSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 19 of 201

Schedule 1

Asset Description

●	In the case of Koufax, there is no doubting the fact that his 1955 Topps #123 rookie card stands above the rest as the clear card to own of the baseball icon.

●	This asset remains one of the major keys to the 1955 Topps set, a set that has always been regarded as one of Topps’ best productions.

●	The Koufax rookie suffers from a few different condition obstacles, including subpar centering and print defects that are easily visible in the light-colored background along the face of the card.

●	Graded a Mint 9 by PSA, the leading grading agency in sports collectibles.

●	There are 23 Mint 9’s known in circulation. There are only 3 cards graded higher.

Notable Features:

●	The card features a “youthful but deceptively innocent-looking pitcher, Sandy Koufax.”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Koufax55PSA9 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 20 of 201

SERIES #Koufax55PSA9
Sport	Baseball
Professional League	MLB
Player	Sandy Koufax
Team	Brooklyn Dodgers
Year	1955
Memorabilia Type	Trading Card
Manufacturer	Topps
Number	#123
Population Report	23
Subject	Sandy Koufax
Authentication	PSA
Grade	Mint 9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 21 of 201

Schedule VIII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 81

Series Designation of #MAYS1952PSA8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAYS1952PSA8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAYS1952PSA8 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAYS1952PSA8 until dissolution of #MAYS1952PSA8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAYS1952PSA8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAYS1952PSA8 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAYS1952PSA8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAYS1952PSA8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $325,000.
Number of #MAYS1952PSA8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAYS1952PSA8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAYS1952PSA8 sold at the Initial Offering of the #MAYS1952PSA8 Interests (excluding the #MAYS1952PSA8 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAYS1952PSA8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAYS1952PSA8 Interests.
Officers	There shall initially be no specific officers associated with #MAYS1952PSA8, although, the Managing Member may appoint Officers of #MAYS1952PSA8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 22 of 201

Schedule 1

Asset Description

Overview and authentication:

●	Considered one of the key Willie Mays cards, and notoriously difficult to source in high grades.

●	There are 59 Willie Mays 1952 PSA 8 cards known in circulation. There are only 10 cards that are graded higher according to PSA’s census reporting.

●	This is the first Topps card to feature Willie Mays, coming only one year after his Bowman rookie offering.

●	This card, while not Willie's toughest, is prone to tilt or diamond cuts resulting in centering problems.

●	The 1952 Topps baseball set is considered one of the most legendary sets ever produced, contained the world renowned, record setting 1952 Topps Mickey Mantle #311.

Notable Features:

The card features a young Mays gazing into the distance while wearing his New York Giants uniform and hat.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1952PSA8 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 23 of 201

SERIES #Mays1952PSA8
Sport	Baseball
Professional League	MLB
Player	Willie Mays
Team	New York Giants
Year	1952
Memorabilia Type	Trading Cards
Manufacturer	Topps
Card #	261
Population	59
Subject	Willie Mays
Authentication	PSA
Grade	NM-MT 8

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 24 of 201

Schedule IX to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 87

Series Designation of #RICKEYHENDERSONRCPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#RICKEYHENDERSONRCPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #RICKEYHENDERSONRCPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #RICKEYHENDERSONRCPSA10 until dissolution of #RICKEYHENDERSONRCPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #RICKEYHENDERSONRCPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #RICKEYHENDERSONRCPSA10 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #RICKEYHENDERSONRCPSA10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #RICKEYHENDERSONRCPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $225,000.
Number of #RICKEYHENDERSONRCPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #RICKEYHENDERSONRCPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #RICKEYHENDERSONRCPSA10 sold at the Initial Offering of the #RICKEYHENDERSONRCPSA10 Interests (excluding the #RICKEYHENDERSONRCPSA10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #RICKEYHENDERSONRCPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #RICKEYHENDERSONRCPSA10 Interests.
Officers	There shall initially be no specific officers associated with #RICKEYHENDERSONRCPSA10, although, the Managing Member may appoint Officers of #RICKEYHENDERSONRCPSA10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 25 of 201

Schedule 1

Asset Description

Overview and authentication:

●	This is the key rookie card of baseball's greatest leadoff man.

●	Graded a Gem Mint 10 by PSA, the industry’s leading grading agency.

●	There are 24 PSA 10’s in circulation, with no cards graded higher.

●	According to PSA, “this card is fairly tough to find centered by modern standards and the 1980 Topps card was often cut in a manner that left the corners with a blunt appearance. In addition, print defects are found on this card from time to time but, since the image of Henderson was taken from a distance, the presence of such defects may not affect the eye-appeal quite as much as they would on a portrait-style image.”

Notable Features:

The card features Henderson in the batters box with his name scribbled across the front of the card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #RickeyHendersonRCPSA10 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 26 of 201

SERIES #RickeyHendersonRCPSA10
Sport	Baseball
Professional League	MLB
Player	Rickey Henderson
Team	Oakland Athletics
Year	1980
Memorabilia Type	Trading Cards
Manufacturer	Topps
Card #	482
Population	24
Subject	Rickey Henderson
Authentication	PSA
Grade	GEM MINT 10

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 27 of 201

Schedule X to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 88

Series Designation of #MIKANRCPHOTO,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MIKANRCPHOTO, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MIKANRCPHOTO with effect from the effective date hereof and shall continue to act as the Managing Member of #MIKANRCPHOTO until dissolution of #MIKANRCPHOTO pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MIKANRCPHOTO shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MIKANRCPHOTO through that certain Consignment Agreement dated as of March 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MIKANRCPHOTO from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MIKANRCPHOTO Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #MIKANRCPHOTO Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MIKANRCPHOTO Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MIKANRCPHOTO sold at the Initial Offering of the #MIKANRCPHOTO Interests (excluding the #MIKANRCPHOTO Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MIKANRCPHOTO Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MIKANRCPHOTO Interests.
Officers	There shall initially be no specific officers associated with #MIKANRCPHOTO, although, the Managing Member may appoint Officers of #MIKANRCPHOTO from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 28 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The 1948 Bowman Rookie image is “the most recognizable image on the planet of this early hardcourt Hall of Famer”.

●	The Sporting News also featured this shot for many years in its NBA Register.

●	George Mikan wears his original number 21 in the image, as opposed to his iconic #99, suggesting the shot was taken soon after his arrival on the Lakers in 1947.

●	The Bowman Rookie card which this image is featured on is considered the premier George Mikan card, commanding a figure north of $300,000 at auction.

●	An ungraded/unauthenticated copy of this Type 1 Photograph sold in 2018 for $30,000 via Robert Edward Auctions.

Notable Features:

●	Original photograph circa 1940s.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MikanRCPhoto going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 29 of 201

SERIES #MikanRCPhoto
Sport	Basketball
Professional League	NBA
Player	George Mikan
Team	Minneapolis Lakers
Year	C.1940s
Memorabilia Type	Type 1 Photograph
Manufacturer	Bowman RC Image
Subject	George Mikan
Authentication	PSA
Grade	AUTHENTIC

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 30 of 201

Schedule XI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 89

Series Designation of #MANTLE52TOPPSPHOTO,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE52TOPPSPHOTO, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE52TOPPSPHOTO with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE52TOPPSPHOTO until dissolution of #MANTLE52TOPPSPHOTO pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MANTLE52TOPPSPHOTO shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE52TOPPSPHOTO through that certain Consignment Agreement dated as of March 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE52TOPPSPHOTO from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE52TOPPSPHOTO Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,300,000.
Number of #MANTLE52TOPPSPHOTO Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE52TOPPSPHOTO Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE52TOPPSPHOTO sold at the Initial Offering of the #MANTLE52TOPPSPHOTO Interests (excluding the #MANTLE52TOPPSPHOTO Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MANTLE52TOPPSPHOTO Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE52TOPPSPHOTO Interests.
Officers	There shall initially be no specific officers associated with #MANTLE52TOPPSPHOTO, although, the Managing Member may appoint Officers of #MANTLE52TOPPSPHOTO from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 31 of 201

Schedule 1

Asset Description

Overview and authentication:

●	This Original News Service Photo of Mickey Mantle, taken circa 1951, was used to create the iconic 1952 Topps Mickey Mantle card - considered by many to be the most iconic and treasured sports card in history.

●	The PSA Card Guide states, “The card is more pop culture art than mere baseball card at this point…the power of its image is greater than the sum of the card’s parts or attributes. If there were a Mount Rushmore of cards and it was limited to one spot, this card would get it every time.”

●	here are only 2 Type I Authentic Original News Service Photos known in circulation.

●	A 1952 Topps Mantle in a PSA 9 recently sold for $5.2 Million in January of 2021, up from $2.88 Million in April of 2018. The $5.2 Million sale represents the highest price ever paid to date for a sports card.

●	Historically, this photo has traded at a ~20% discount to the value of a 1952 Topps Mickey Mantle PSA 8. For instance, the last public sale of the photo was in 2019 for $375,000 via Hunt Auctions. At the time, the last recorded public sale of the 1952 Topps PSA 8 was $489,000. A PSA 8 Mickey Mantle sold in January 2020 via Goldin Auctions for $1.6million.

Notable Features:

●	Original news service photo. Slight tearing in the upper right hand corner of the photograph.

Notable Defects:

There are none other than as described above.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle52ToppsPhoto going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 32 of 201

SERIES #Mantle52ToppsPhoto
Sport	Baseball
Professional League	MLB
Player	Mickey Mantle
Team	New York Yankees
Year	Circa 1951
Memorabilia Type	Type 1 Photograph
Image	1952 Topps #311
Subject	Mickey Mantle
Authentication	PSA
Grade	AUTHENTIC

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 33 of 201

Schedule XII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 90

Series Designation of #NAMATHRCPHOTO,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#NAMATHRCPHOTO, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #NAMATHRCPHOTO with effect from the effective date hereof and shall continue to act as the Managing Member of #NAMATHRCPHOTO until dissolution of #NAMATHRCPHOTO pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #NAMATHRCPHOTO shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #NAMATHRCPHOTO through that certain Consignment Agreement dated as of March 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #NAMATHRCPHOTO from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #NAMATHRCPHOTO Interests the Company can issue may not exceed the purchase price, in the aggregate, of $375,000.
Number of #NAMATHRCPHOTO Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #NAMATHRCPHOTO Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #NAMATHRCPHOTO sold at the Initial Offering of the #NAMATHRCPHOTO Interests (excluding the #NAMATHRCPHOTO Interests acquired by any Person other than Investor Members).
Other rights	Holders of #NAMATHRCPHOTO Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #NAMATHRCPHOTO Interests.
Officers	There shall initially be no specific officers associated with #NAMATHRCPHOTO, although, the Managing Member may appoint Officers of #NAMATHRCPHOTO from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 34 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The 1965 Topps Rookie card based off this image is widely considered the premier post-war vintage card in all of football.

●	Henry Yee of PSA Photo Authentication stated, “This renowned image is perhaps the most iconic football portrait in our hobby and it is without question the single most important football photograph to ever be offered in a public auction. It is the work of noted New York sports photographer Bob Olen (1923-2001), who shot for many of the New York sports teams including his tenure as the official sports photographer of the New York Yankees in the late forties and fifties. Olen served as the official New York Jets team photographer from 1964 to 1967 and several of his portraits were used by the Topps Chewing Gum Company for their cards including this classic shot of the rookie who would become known simply as 'Broadway Joe.”

●	In 2011, Namath went on the Late Show with David Letterman to tell the story behind the photo shoot and how his image ended up on the iconic tall stockboard card. Joe Willie said, “I had my first knee operation at Lenox Hill Hospital. I’d lost 27 pounds, I was in bed for 8 days and our media director came into the room carrying shoulder pads and a jersey and the football. He said, ‘Joe, the show must go on.’ They took me out of bed on crutches. I went out in the hall, leaned up against the wall and we took that picture.”

●	Type 1 Photograph most recently sold in 2017 for $66,000 via Huggins & Scott Auctions. To date this is the ONLY known Type 1 copy of Joe Namath’s iconic rookie card image.

Notable Features:

●	Original photograph circa 1965 from Bob Olen Studios.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #NamathRCPhoto going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 35 of 201

SERIES #NamathRCPhoto
Sport	Football
Professional League	NFL
Player	Joe Namath
Team	New York Jets
Year	1965
Memorabilia Type	Type 1 Photograph
Manufacturer	Topps RC Image
Subject	Joe Namath
Authentication	PSA
Grade	AUTHENTIC

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 36 of 201

Schedule XIII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 91

Series Designation of #WILTCHAMBERLAIN61PSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#WILTCHAMBERLAIN61PSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #WILTCHAMBERLAIN61PSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #WILTCHAMBERLAIN61PSA9 until dissolution of #WILTCHAMBERLAIN61PSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #WILTCHAMBERLAIN61PSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #WILTCHAMBERLAIN61PSA9 through that certain Consignment Agreement dated as of February 3, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #WILTCHAMBERLAIN61PSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #WILTCHAMBERLAIN61PSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $225,000.
Number of #WILTCHAMBERLAIN61PSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #WILTCHAMBERLAIN61PSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #WILTCHAMBERLAIN61PSA9 sold at the Initial Offering of the #WILTCHAMBERLAIN61PSA9 Interests (excluding the #WILTCHAMBERLAIN61PSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #WILTCHAMBERLAIN61PSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #WILTCHAMBERLAIN61PSA9 Interests.
Officers	There shall initially be no specific officers associated with #WILTCHAMBERLAIN61PSA9, although, the Managing Member may appoint Officers of #WILTCHAMBERLAIN61PSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 37 of 201

Schedule 1

Asset Description

Overview and authentication:

●	Far and away the key card in the iconic 1961 set, according to the PSA Guide, the 1961 Fleer Wilt Chamberlain “is the only recognized rookie card of the most dominant basketball player to ever play the game.”

●	The 1961 Fleer Chamberlain is highly condition sensitive, typically struggling with print and poor centering. General wear and chipping are also very common in cards from this period, finding high grade examples is becoming increasingly difficult in today’s market.

●	Graded Mint 9 by PSA, this card is a POP 31 with 3 graded higher out of 1,224 examples graded.

●	Another PSA 9 most recently sold for $150,000 in December of 2020 via Heritage Auctions, up from a previous high of $85,000 in September of 2020 via PWCC.

Notable Features:

●	This is the only recognized rookie card of the most dominant basketball player to ever play the game.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #WiltChamberlain61PSA9 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 38 of 201

SERIES #WiltChamberlain61PSA9
Sport	Basketball
Professional League	NBA
Player	Wilt Chamberlain
Team	Philadelphia Warriors
Year	1961
Memorabilia Type	Basketball Card
Manufacturer	Fleer
Card #	8
Population	31
Subject	Wilt Chamberlain
Authentication	PSA
Grade	MINT 9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 39 of 201

Schedule XIV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 92

Series Designation of #MANTLE52TOPPSPSA7,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE52TOPPSPSA7, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE52TOPPSPSA7 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE52TOPPSPSA7 until dissolution of #MANTLE52TOPPSPSA7 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MANTLE52TOPPSPSA7 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE52TOPPSPSA7 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE52TOPPSPSA7 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE52TOPPSPSA7 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $500,000.
Number of #MANTLE52TOPPSPSA7 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE52TOPPSPSA7 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE52TOPPSPSA7 sold at the Initial Offering of the #MANTLE52TOPPSPSA7 Interests (excluding the #MANTLE52TOPPSPSA7 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MANTLE52TOPPSPSA7 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE52TOPPSPSA7 Interests.
Officers	There shall initially be no specific officers associated with #MANTLE52TOPPSPSA7, although, the Managing Member may appoint Officers of #MANTLE52TOPPSPSA7 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 40 of 201

Schedule 1

Asset Description

Overview and authentication:

●	According to the PSA Card Guide, “No athlete in the history of the hobby has more individually-significant cards than Mantle…The most important Mantle card is, arguably, the most important baseball card in the entire industry…the poster child or the symbol of baseball card collecting…the card is more pop culture art than mere baseball card…the anchor of the most important postwar baseball card set ever made.”

●	The 1952 Topps Mantle is highly condition sensitive. Centering issues are extremely common, compounded by surface issues with the bright background color as well as being susceptible to chipping around the corners and edges.

●	Graded NM 7 by PSA, this card is a POP 74 with 44 graded higher out of 1,406 examples graded.

●	A 1952 Topps Mantle in a PSA 9 recently sold for $5.2 Million in January of 2021, up from $2.88 Million in April of 2018. The $5.2 Million sale represents the highest price ever paid to date for a sports card.

●	Other PSA 7 graded copies have recently sold for $156,000 in December 2020, up from $126,000 in September 2020 and $97,700 in May 2020.

●	Since the most recent PSA 7 sale example there have been 2 other recent sales of the card in high grade. PSA 8 examples sold for $385,000 in December 2020 and most recently $1.6 Million in February 2021, representing a 315% growth over that 2 month period.

Notable Features:

●	According to PSA, “The card is more pop culture art than mere baseball card at this point. There is no doubt that it is the anchor of the most important postwar baseball card set ever made, but the power of its image is greater than the sum of the card’s parts or attributes. If there were a Mount Rushmore of cards and it was limited to one spot, this card would get it every time.”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle52ToppsPSA7 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 41 of 201

SERIES #Mantle52PSA7
Sport	Baseball
Professional League	MLB
Player	Mickey Mantle
Team	New York Yankees
Year	1952
Memorabilia Type	Baseball Card
Manufacturer	Topps
Card #	311
Subject	Mickey Mantle
Authentication	PSA
Grade	NM 7
Population	74

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 42 of 201

Schedule XV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 93

Series Designation of #CROSBYTHECUPBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CROSBYTHECUPBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CROSBYTHECUPBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #CROSBYTHECUPBASKET until dissolution of #CROSBYTHECUPBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CROSBYTHECUPBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CROSBYTHECUPBASKET through that certain Consignment Agreement dated as of February 4, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CROSBYTHECUPBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CROSBYTHECUPBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $225,000.
Number of #CROSBYTHECUPBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CROSBYTHECUPBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CROSBYTHECUPBASKET sold at the Initial Offering of the #CROSBYTHECUPBASKET Interests (excluding the #CROSBYTHECUPBASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #CROSBYTHECUPBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CROSBYTHECUPBASKET Interests.
Officers	There shall initially be no specific officers associated with #CROSBYTHECUPBASKET, although, the Managing Member may appoint Officers of #CROSBYTHECUPBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 43 of 201

Schedule 1

Asset Description

Overview and authentication:

●	2005-06 The Cup launched shortly following 2004-04 Exquisite for basketball, representing the new top-tier flagship hockey product and is widely considered the premier Sidney Crosby rookie Card.

●	The basket contains two (2) cards of the same variation with different grades. The first is graded BGS 9.5 and the other is graded BGS 9.

●	Card #1 in the basket: Graded a BGS 9.5 with a bold blue 10 autograph. This Rookie Patch Autograph is a POP 9 with only 1 card receiving a BGS 10 out of 76 total submissions.

●	A BGS 9.5 numbered 26/99 sold in February of 2019 for $80,287 on EBay. According to CardLadder, since February of 2019 Sidney Crosby Young Gun base PSA 10 rookie cards have risen in price from $1,150 to $4,800, a 317% increase over that timeframe. Additionally, Sidney Crosby SP Authentic Autograph PSA 10 rookie cards have risen in price from $2,700 in April of 2019 to $7,400, a 174% increase over that timeframe.

●	Card #2 in the basket: Graded BGS 9 with a bold blue 10 autograph.

●	A BGS 9 sold on January 5th of 2021 for $50,000 on EBay. Since January 5th, Sidney Crosby Young Gun base PSA 10 rookie cards have risen in price from $2,850 to $4,800 according to CardLadder, a 68% increase over that timeframe.

Notable Features:

●	Both cards feature an autograph and a patch of game-worn jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CrosbyTheCupBasket going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 44 of 201

SERIES #CrosbyTheCupBasket
Sport	Hockey
Professional League	NHL
Player	Sidney Crosby
Team	Pittsburgh Penguins
Year	2005-06
Memorabilia Type	Hockey Cards
Manufacturer	Upper Deck
Numbered to:	99
Number of cards in basket	2
Subject	Sidney Crosby
Authentication	BGS
Grade	GEM MINT 9.5 and 9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 45 of 201

Schedule XVI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 94

Series Designation of #OVECHKINTHECUPBGS8.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#OVECHKINTHECUPBGS8.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #OVECHKINTHECUPBGS8.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #OVECHKINTHECUPBGS8.5 until dissolution of #OVECHKINTHECUPBGS8.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #OVECHKINTHECUPBGS8.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #OVECHKINTHECUPBGS8.5 through that certain Consignment Agreement dated as of February 4, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #OVECHKINTHECUPBGS8.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #OVECHKINTHECUPBGS8.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #OVECHKINTHECUPBGS8.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #OVECHKINTHECUPBGS8.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #OVECHKINTHECUPBGS8.5 sold at the Initial Offering of the #OVECHKINTHECUPBGS8.5 Interests (excluding the #OVECHKINTHECUPBGS8.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #OVECHKINTHECUPBGS8.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #OVECHKINTHECUPBGS8.5 Interests.
Officers	There shall initially be no specific officers associated with #OVECHKINTHECUPBGS8.5, although, the Managing Member may appoint Officers of #OVECHKINTHECUPBGS8.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 46 of 201

Schedule 1

Asset Description

Overview and authentication:

●	2005-06 The Cup launched shortly following 2003-04 Exquisite for basketball, representing the new top-tier flagship hockey product and is widely considered the premier Alex Ovechkin rookie Card.

●	Featuring both an autograph and a highly sought after multi-color patch of game-worn jersey, this card is numbered 22/99 and graded 8.5 by BGS.

●	Graded a 8.5 with a 10 autograph and 3-color patch by Beckett, this Rookie Patch Autograph is a POP 30 with 56 cards graded higher out of 99 total submissions.

●	A BGS 8.5 numbered 43/99 most recently sold on January 26th of 2021 for $42,600 via PWCC on EBay.

●	Considered the holy grail of Ovechkin rookie cards.

Notable Features:

●	Contains a visually appealing jersey patch and signature. In addition, the asset shows elegant color with tremendous print and focus throughout.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #OvechckinTheCupBGS8.5 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 47 of 201

SERIES #OvechckinTheCupBGS8.5
Sport	Hockey
Professional League	NHL
Player	Alex Ovechkin
Team	Washington Capitals
Year	2005-06
Memorabilia Type	Hockey Card
Manufacturer	Upper Deck
Card #	179
Subject	Alex Ovechkin
Authentication	BGS
Grade	NM-MT+ 8.5
Year	Rookie

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 48 of 201

Schedule XVII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 95

Series Designation of #JORDANEXQUISITEBGS8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANEXQUISITEBGS8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANEXQUISITEBGS8 with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANEXQUISITEBGS8 until dissolution of #JORDANEXQUISITEBGS8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JORDANEXQUISITEBGS8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANEXQUISITEBGS8 through that certain Consignment Agreement dated as of February 4, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANEXQUISITEBGS8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANEXQUISITEBGS8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #JORDANEXQUISITEBGS8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANEXQUISITEBGS8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANEXQUISITEBGS8 sold at the Initial Offering of the #JORDANEXQUISITEBGS8 Interests (excluding the #JORDANEXQUISITEBGS8 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JORDANEXQUISITEBGS8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANEXQUISITEBGS8 Interests.
Officers	There shall initially be no specific officers associated with #JORDANEXQUISITEBGS8, although, the Managing Member may appoint Officers of #JORDANEXQUISITEBGS8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 49 of 201

Schedule 1

Asset Description

Overview and authentication:

●	Exquisite Collection basketball cards are widely considered the premier cards in the hobby, routinely being called “fine-art equivalents”.

●	Exquisite Basketball is notoriously difficult to find in high grade examples due to fragile corners and edges with damage magnified by the dark colored borders.

●	Featuring both an autograph and an incredibly rare multi-color patch of game-worn jersey, this card is numbered 04/23 and graded 8 by BGS with a bold blue 10 autograph and 3-color patch by Beckett. This Rookie Patch Autograph is a POP 1 with 8 cards graded higher.

●	This BGS 8 most recently sold for $46,188 via PWCC on EBay in November of 2020. Since November of 2020 the Michael Jordan card market has seen incredible growth, most readily exemplified by the 1986 Fleer Rookie Card which has risen from $150,000 to $720,000 in January of 2021, a 380% increase over that short timeframe.

Notable Features:

●	Featuring both an autograph and an incredibly rare multi-color patch of game-worn jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Jordan07ExquisiteBGS8 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 50 of 201

SERIES #Jordan07ExquisiteBGS8
Sport	Basketball
Professional League	NBA
Player	Michael Jordan
Team	Chicago Bulls
Year	2007-08
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck
Card #	#ENMJ
Subject	Michael Jordan
Authentication	BGS
Grade	NM-MT 8

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 51 of 201

Schedule XVIII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 96

Series Designation of #CURRYRPABGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CURRYRPABGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CURRYRPABGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #CURRYRPABGS9.5 until dissolution of #CURRYRPABGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CURRYRPABGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CURRYRPABGS9.5 through that certain Consignment Agreement dated as of February 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CURRYRPABGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CURRYRPABGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $525,000.
Number of #CURRYRPABGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CURRYRPABGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CURRYRPABGS9.5 sold at the Initial Offering of the #CURRYRPABGS9.5 Interests (excluding the #CURRYRPABGS9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #CURRYRPABGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CURRYRPABGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #CURRYRPABGS9.5, although, the Managing Member may appoint Officers of #CURRYRPABGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 52 of 201

Schedule 1

Asset Description

Overview and authentication:

•	According to PWCC, “The National Treasures RPA is the undoubted king of high profile modern rookie productions…the base issue /99 Curry RPA is easily the crown jewel from the 2009 production run.”

•	National Treasures Basketball is widely considered one of the premier NBA Products on the market, featuring premium rookie patch autograph cards numbered to 99 or less. Due to the thick card construction they are susceptible to corner and edge damage, making high graded examples extremely sought after.

•	Featuring both an autograph and an incredibly rare three-color letter segment patch of jersey, this card is numbered XX/99 and graded 9.5 by BGS with a bold blue 10 autograph. Featuring three 9.5 subframes and one 10, this Rookie Patch Autograph is considered a “true gem plus”. With 108 total graded examples there are 52 cards that have received a 9.5 overall grade, 12 of which are “true gem plus” cards, with only 2 examples receiving a higher grade of 10.

•	On December 13th of 2020, another graded 9.5 copy of the card (graded a minimum gem with three 9.5 subgrades and one 9 sub grade) sold via Goldin Auctions for $451,200. A graded 9.5 version numbered /3 sold for $960,000 via Goldin Auctions on January 31st 2021

Notable Features:

●	Solid high-grade example with precise centering and crisp and clear portraits.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CurryRPABGS9.5 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 53 of 201

SERIES #CurryRPABGS9.5
Sport	Basketball
Professional League	NBA
Player	Stephen Curry
Team	Golden State Warriors
Year	2004-2005
Memorabilia Type	Trading Cards
Manufacturer	Panini National Treasures Rookie Patch Autograph
Subject	Stephen Curry
Authentication	BGS
Grade	9.5

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 54 of 201

Schedule XIX to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 97

Series Designation of #JORDANSIGNEDPROFESSIONALBAT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANSIGNEDPROFESSIONALBAT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANSIGNEDPROFESSIONALBAT with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANSIGNEDPROFESSIONALBAT until dissolution of #JORDANSIGNEDPROFESSIONALBAT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JORDANSIGNEDPROFESSIONALBAT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANSIGNEDPROFESSIONALBAT through that certain Consignment Agreement dated as of February 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANSIGNEDPROFESSIONALBAT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANSIGNEDPROFESSIONALBAT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #JORDANSIGNEDPROFESSIONALBAT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANSIGNEDPROFESSIONALBAT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANSIGNEDPROFESSIONALBAT sold at the Initial Offering of the #JORDANSIGNEDPROFESSIONALBAT Interests (excluding the #JORDANSIGNEDPROFESSIONALBAT Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JORDANSIGNEDPROFESSIONALBAT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANSIGNEDPROFESSIONALBAT Interests.
Officers	There shall initially be no specific officers associated with #JORDANSIGNEDPROFESSIONALBAT, although, the Managing Member may appoint Officers of #JORDANSIGNEDPROFESSIONALBAT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 55 of 201

Schedule 1

Asset Description

Overview and authentication:

●	Due to the short length of his stay in professional baseball, legitimate Michael Jordan game-used baseball memorabilia with solid provenance is incredibly rare and difficult to find.

•	This un-cracked Wilson WC209 model bat shows excellent examples of game use through numerous ball marks with stitch impressions and leather scuffs. Jordan’s initials “MJ” are stamped into the knob end of the bat and his famous baseball number, 45, has been handwritten on the knob with white paint.

•	Jordan autographed this bat in silver marker and inscribed “To Jake and Dean Best Wishes” This bat was gifted by Jordan to former Chicago Blackhawks hockey star Chris Chelios and his two oldest sons Jake and Dean and comes with a full LOA from PSA/DNA and a LOA from Chris Chelios for the game use, as well as a LOA from JSA for the autograph.

•	This bat most recently sold on July 18th of 2020 via Goldin Auctions for $19,680. Since then, the price of Jordan memorabilia has exploded. For instance, as of today’s writing, a Michael Jordan 1986 Fleer PSA 10 card has risen by over 600%.

Notable Features:

●	The bat is autographed and inscribed on the right barrel in silver marker.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanSignedProfessionalBat going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 56 of 201

SERIES #JordanSignedProfessionalBat
Sport	Baseball
Professional League	MLB/AA
Player	Michael Jordan
Team	Birmingham Barons
Year	1994
Memorabilia Type	Bats
Manufacturer	Wilson
Wood	Ash
Measurement	Length 35 inches, weight 32.9 ounces
Subject	Michael Jordan
Authentication	PSA/DNA
Grade	7

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 57 of 201

Schedule XX to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 98

Series Designation of #DIMAGGIO1933BAT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DIMAGGIO1933BAT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DIMAGGIO1933BAT with effect from the effective date hereof and shall continue to act as the Managing Member of #DIMAGGIO1933BAT until dissolution of #DIMAGGIO1933BAT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #DIMAGGIO1933BAT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DIMAGGIO1933BAT through that certain Consignment Agreement dated as of February 3, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DIMAGGIO1933BAT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #DIMAGGIO1933BAT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #DIMAGGIO1933BAT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DIMAGGIO1933BAT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DIMAGGIO1933BAT sold at the Initial Offering of the #DIMAGGIO1933BAT Interests (excluding the #DIMAGGIO1933BAT Interests acquired by any Person other than Investor Members).
Other rights	Holders of #DIMAGGIO1933BAT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DIMAGGIO1933BAT Interests.
Officers	There shall initially be no specific officers associated with #DIMAGGIO1933BAT, although, the Managing Member may appoint Officers of #DIMAGGIO1933BAT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 58 of 201

Schedule 1

Asset Description

Overview and authentication:

●	This bat is one of the earliest known baseball bats used by New York Yankees legendary slugger, Joe DiMaggio. In 1933 and 1934, DiMaggio was a member of the San Francisco Seals of the Pacific Coast League. This bat represents the earliest Joe DiMaggio bat to appear in PSA’s database.

●	Between August 1933 and September 1934, DiMaggio played in 101 games for the San Francisco Seals, going to bat 379 times.

●	According to PSA, “This Hillerich & Bradsby professional model bat exhibits evidence of substantial use with a handle crack and two small chips on the knob that have been repaired. Numerous ball marks are visible on all sides of the barrel. Ball marks include a few bruises attributable to what we refer to as post player use. Also visible on the bat are green bat rack streaks.”

●	The bat is graded GU 8 by PSA/DNA and was authenticated on January 26th, 2021. Certification number 1B18395.

●	PSA/DNA believes the bat was produced on August 5th, 1933.

Notable Features:

●	This bat represents the earliest Joe DiMaggio bat to appear in PSA’s database.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DiMaggio1933Bat going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 59 of 201

SERIES #DiMaggio1933Bat
Sport	Baseball
Professional League	MLB
Player	Joe DiMagggio
Team	New York Yankees
Year	1933
Memorabilia Type	Bats
Manufacturer	Hillerich & Bradsby
Wood	Ash
Measurement	35.75 inches, 34.0 ounches
Subject	Joe DiMagggio
Authentication	PSA/DNA
Grade	GU 8

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 60 of 201

Schedule XXI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 99

Series Designation of #RUTH1916SPORTINGNEWSPSA7,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#RUTH1916SPORTINGNEWSPSA7, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #RUTH1916SPORTINGNEWSPSA7 with effect from the effective date hereof and shall continue to act as the Managing Member of #RUTH1916SPORTINGNEWSPSA7 until dissolution of #RUTH1916SPORTINGNEWSPSA7 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #RUTH1916SPORTINGNEWSPSA7 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #RUTH1916SPORTINGNEWSPSA7 through that certain Consignment Agreement dated as of February 9, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #RUTH1916SPORTINGNEWSPSA7 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #RUTH1916SPORTINGNEWSPSA7 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $4,000,000.
Number of #RUTH1916SPORTINGNEWSPSA7 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #RUTH1916SPORTINGNEWSPSA7 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #RUTH1916SPORTINGNEWSPSA7 sold at the Initial Offering of the #RUTH1916SPORTINGNEWSPSA7 Interests (excluding the #RUTH1916SPORTINGNEWSPSA7 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #RUTH1916SPORTINGNEWSPSA7 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #RUTH1916SPORTINGNEWSPSA7 Interests.
Officers	There shall initially be no specific officers associated with #RUTH1916SPORTINGNEWSPSA7, although, the Managing Member may appoint Officers of #RUTH1916SPORTINGNEWSPSA7 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 61 of 201

Schedule 1

Asset Description

Overview and authentication:

●	According to PSA’s Card Facts, “This is the rookie card of the greatest player who ever lived. It is one of the most difficult cards overall…it pictures a young Ruth, firing the ball as a pitcher for the Boston Red Sox before they traded him to the rival New York Yankees.”

●	Graded a PSA 7.

●	High graded examples are incredibly scarce due to the card often being found off-center, with a variety of advertising backs, as well as being extremely susceptible to corner and surface damage.

●	A PSA 7 copy of the similar 1916 M101-5 Sporting News Babe Ruth went for $552,000 in May, 2017. In August, 2016, another one sold for $717,000. Since then, the value of many iconic sports cards have risen dramatically. For instance, a 1952 Topps Mickey Mantle PSA 8 rose over 300% during this time frame. A Michael Jordan Fleer 1986 PSA 10 rose over 700%.

●	This card, the key to the 200-card M101-5 set, is often found off-center and features a variety of advertising backs, although most existing copies exhibit blank backs. This particular card is a blank back version.

●	The M101-4 Sporting News set was handed out as a premium, likely through several different stores and offers. The basic checklist has 200 cards, although there are several variations that have the names of different stores and businesses stamped across the back. Some also have ads for The Sporting News.

●	This particular card is a blank back version.

Notable Features:

●	According to Mile High Auctions, “Aside from the T206 Honus Wagner and arguably a handful of other examples created over the 150+ years of baseball history, there is no more significant baseball card to define a collection in terms of world class ranking than the 1916 M101-4 Babe Ruth rookie card.”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES # Ruth1916SportingNewsPSA7 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 62 of 201

SERIES #Ruth1916SportingNewsPSA7
Sport	Baseball
Professional League	MLB
Player	Babe Ruth
Team	Boston Red Sox
Year	1916
Memorabilia Type	Trading Card
Manufacturer	M101 - 4 Sport News
Card #	151
Type	Blank Back
Subject	Babe Ruth
Authentication	PSA
Grade	NM 7

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 63 of 201

Schedule XXII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 100

Series Designation of #ANDRE&HULKWRESTLINGBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ANDRE&HULKWRESTLINGBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ANDRE&HULKWRESTLINGBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #ANDRE&HULKWRESTLINGBASKET until dissolution of #ANDRE&HULKWRESTLINGBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ANDRE&HULKWRESTLINGBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ANDRE&HULKWRESTLINGBASKET through that certain Consignment Agreement dated as of March 9, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ANDRE&HULKWRESTLINGBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ANDRE&HULKWRESTLINGBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.
Number of #ANDRE&HULKWRESTLINGBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ANDRE&HULKWRESTLINGBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ANDRE&HULKWRESTLINGBASKET sold at the Initial Offering of the #ANDRE&HULKWRESTLINGBASKET Interests (excluding the #ANDRE&HULKWRESTLINGBASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #ANDRE&HULKWRESTLINGBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ANDRE&HULKWRESTLINGBASKET Interests.
Officers	There shall initially be no specific officers associated with #ANDRE&HULKWRESTLINGBASKET, although, the Managing Member may appoint Officers of #ANDRE&HULKWRESTLINGBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 64 of 201

Schedule 1

Asset Description

Overview and authentication:

•	This offering contains a basket featuring key collectibles from wrestling greats Andre the Giant and Hulk Hogan, along with mementos from Wrestle Mania III.

●	The basket includes an Andre the Giant 1982 Wrestling All Stars trading card, graded BGS Gem Mint 9.5. Subgrades include: 9.5 Centering, Corners 9.5, Edges 9.5, Surface 9.

●	The basket includes a Hulk Hogan 1982 Wrestling All Stars trading card, graded BGS Gem Mint 9.5. Subgrades include: 9 Centering, Corners 9.5, Edges 9.5, Surface 9.5.

●	The offering also includes a WrestleMania III Multi-Signed Display featuring assorted mementos from the March 29, 1987 event at the Pontiac Silverdome in Pontiac, Michigan. WrestleMania III is particularly notable due to the WWF record attendance of 93,173 and the largest recorded attendance of a live indoor event in North America at the time. The event is considered to be the pinnacle of the 1980s wrestling boom with almost one million fans watching the event at 160 closed-circuit locations in North America and the number of people watching via pay-per-view estimated at several million.

●	There were twelve matches, with the main event featuring WWF World Heavyweight Champion Hulk Hogan successfully defending his title against André the Giant.

●	The display includes pictures, tickets, mementos and assorted autographs from Andre the Giant, Hulk Hogan, Bobby Heenan, Joey Marella, Mary Hart, and Bob Uecker.

●	The WrestleMania III Multi-Signed Display comes with a Letter of Authenticity from Beckett.

Notable Features:

●	The basket includes two of the most iconic wrestling cards in history, along with mementos from a celebrated event.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Andre&HulkWrestlingBasket going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 65 of 201

SERIES #Andre&HulkWrestlingBasket
Sport	Wrestling
Professional League	WWF (World Wrestling Federation)
Player	Andre the Giant | Hulk Hogan
Memorabilia Type	Trading Cards, Photos, Autographs, Tickets (Multi-Signed Display)
Year(s)	1982 & 1987
Card Quantity in Basket	2
Card Grades in Basket	BGS 9.5 Gem Mint | BGS 9.5 Gem Mint
Multi-Signed Display	Wrestle Mania III
Number of Signatures	6
Signatures Include	Andre the Giant, Hulk Hogan, Bobby Heenan, Joey Marella, Mary Hart and Bob Uecker
Authentication	BGS
Primary Subjects	Andre the Giant & Hulk Hogan

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 66 of 201

Schedule XXIII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 101

Series Designation of #FRANKROBINSON500HRBAT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#FRANKROBINSON500HRBAT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #FRANKROBINSON500HRBAT with effect from the effective date hereof and shall continue to act as the Managing Member of #FRANKROBINSON500HRBAT until dissolution of #FRANKROBINSON500HRBAT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #FRANKROBINSON500HRBAT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #FRANKROBINSON500HRBAT through that certain Consignment Agreement dated as of February 10, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #FRANKROBINSON500HRBAT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #FRANKROBINSON500HRBAT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.
Number of #FRANKROBINSON500HRBAT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #FRANKROBINSON500HRBAT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #FRANKROBINSON500HRBAT sold at the Initial Offering of the #FRANKROBINSON500HRBAT Interests (excluding the #FRANKROBINSON500HRBAT Interests acquired by any Person other than Investor Members).
Other rights	Holders of #FRANKROBINSON500HRBAT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #FRANKROBINSON500HRBAT Interests.
Officers	There shall initially be no specific officers associated with #FRANKROBINSON500HRBAT, although, the Managing Member may appoint Officers of #FRANKROBINSON500HRBAT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 67 of 201

Schedule 1

Asset Description

Overview and authentication:

●	This baseball bat was used by Major League Baseball Hall of Famer Frank Robinson when he hit his 500th career home run on September 13th, 1971.

●	The bat was authenticated and graded by PSA/DNA, sports collectibles leading grading agency. The bat was given a GU 10, considered museum quality.

●	The bat was manufactured by Hilelrich & Bradsby model R161M. The bat is uncracked and shows evidence of excellent use. Several ball marks and ball stitch impressions are visible on the left barrel.

●	Robinson became just the 11th player in baseball history to join the 500-home run club.

●	Remembered as a fierce competitor with a strong work ethic, Robinson would finish his career with a Most Valuable Player Award in each league, the 1966 Triple Crown, 2,943 hits and 586 home runs.

Notable Features:

●	The bat is signed by Frank Robinson on the “sweet spot”. It also reads “Homerun #500 9/13/71”.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES # FrankRobinson500HRBat going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 68 of 201

SERIES #FrankRobinson500HRBat
Sport	Baseball
Professional League	MLB
Player	Frank Robinson
Team	Baltimore Orioles
Year	1971
Memorabilia Type	Bat
Manufacturer	Hillerich & Bradsby
Population	1
Measurement	Length 35 inches, Weight 34.4 ounches
Subject	Frank Robinson
Authentication	PSA/DNA
Grade	GU 10

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 69 of 201

Schedule XXIV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 102

Series Designation of #MAGICBIRDLOGOMAN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAGICBIRDLOGOMAN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAGICBIRDLOGOMAN with effect from the effective date hereof and shall continue to act as the Managing Member of #MAGICBIRDLOGOMAN until dissolution of #MAGICBIRDLOGOMAN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAGICBIRDLOGOMAN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAGICBIRDLOGOMAN through that certain Consignment Agreement dated as of February 10, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAGICBIRDLOGOMAN from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAGICBIRDLOGOMAN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $525,000.
Number of #MAGICBIRDLOGOMAN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAGICBIRDLOGOMAN Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAGICBIRDLOGOMAN sold at the Initial Offering of the #MAGICBIRDLOGOMAN Interests (excluding the #MAGICBIRDLOGOMAN Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAGICBIRDLOGOMAN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAGICBIRDLOGOMAN Interests.
Officers	There shall initially be no specific officers associated with #MAGICBIRDLOGOMAN, although, the Managing Member may appoint Officers of #MAGICBIRDLOGOMAN from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 70 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The underlying asset is a one-of-a-kind dual logoman featuring Magic Johnson and Larry Bird.

●	This 2004-05 Exquisite Collection Dual NBA Logoman was graded a Mint 9 by Beckett Grading Services (BGS), with the following subgrades: Centering 10, Corners 8.5, Edges 9, Surface 9.

●	The card carries the serial number 0012160509.

●	The card contains the NBA logo patches from both players jerseys during their historic and legendary NBA careers, along with their signatures on the front of the card.

●	This asset contains many of the criteria seasoned collectors look for in investment grade modern sports cards: scarcity, iconic subjects, autographed and containing jersey patches.

Notable Features:

●	The card is signed on the front of the card in bold blue ink by both Magic Johnson and Larry Bird.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MagicBirdLogoMan going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 71 of 201

SERIES #MagicBirdLogoMan
Sport	Basketball
Professional League	NBA
Player	Magic Johnson | Larry Bird
Team	Los Angeles Lakers | Boston Celtics
Year	2004-2005
Memorabilia Type	Trading Card
Manufacturer	Upper Deck
Population	1 of 1
Subject	Magic Johnson | Larry Bird
Authentication	BGS
Grade	9 Mint
Subgrades	Centering 10, Corners 8.5, Edges 9, Surface 9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 72 of 201

Schedule XXV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 103

Series Designation of #MESSIROOKIEBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MESSIROOKIEBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MESSIROOKIEBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #MESSIROOKIEBASKET until dissolution of #MESSIROOKIEBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MESSIROOKIEBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MESSIROOKIEBASKET through that certain Consignment Agreement dated as of February 18, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MESSIROOKIEBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MESSIROOKIEBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #MESSIROOKIEBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MESSIROOKIEBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MESSIROOKIEBASKET sold at the Initial Offering of the #MESSIROOKIEBASKET Interests (excluding the #MESSIROOKIEBASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MESSIROOKIEBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MESSIROOKIEBASKET Interests.
Officers	There shall initially be no specific officers associated with #MESSIROOKIEBASKET, although, the Managing Member may appoint Officers of #MESSIROOKIEBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 73 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The basket contains two (2) Lionel Messi Rookie cards. The first is graded BGS 9.5 and the other is graded PSA 10.

●	Card #1 in the basket: Graded a BGS 9.5, this 2004-05 Panini Colecciones Este La Liga Stickers Rookie Card is a POP 34 with only 4 cards receiving a BGS 10 out of 119 total submissions.

●	A BGS 9.5 most recently sold for $14,000 on 12/24/20 via eBay, up from a $9,000 sale on 11/1/20 via Goldin Auctions. Goldin Auctions also has 2 recent sales of this card in a BGS 9: $3,300 on 12/13/20 and $14,400 on 1/31/21, representing a 336% increase over that time. As of 5:30pm EST on 2/15/21 there is a BGS 9.5 currently at $25,200 on bids on eBay with 9 days remaining on the auction.

●	Card #2 in the basket: Graded a PSA 10, this 2004 Panini Sports Mega Cracks Barca Campeon Rookie Card is a POP 46 out of 249 total submissions.

●	A PSA 10 most recently sold for $20,000 on 2/7/21 via eBay, up from $9,000 from 1/17/21. As of 5:30pm EST on 2/15/21 there is a PSA 10 currently at $35,100 on bids on eBay with 2 days remaining on the auction.

Notable Features:

The basket features two of Messi's most prominent rookie cards.

Notable Defects:

●	There are none.

Depreciation

●	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MessiRookieBasket forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 74 of 201

SERIES #MessiRookieBasket
Sport	Soccer
Professional League	Liga Nacional de Fútbol Profesional
Player	Lionel Messi
Team	FC Barcelona
Year	2004-05
Memorabilia Type	Soccer Cards
Manufacturer	Panini
Year	Rookie
Number of cards in basket	2
Subject	Lionel Messi
Authentication	BGS & PSA
Grade	BGS GEM MINT 9.5 and PSA GEM MINT 10

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 75 of 201

Schedule XXVI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 104

Series Designation of #CHAMBERLAINPHILAJERSEY59-60,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CHAMBERLAINPHILAJERSEY59-60, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CHAMBERLAINPHILAJERSEY59-60 with effect from the effective date hereof and shall continue to act as the Managing Member of #CHAMBERLAINPHILAJERSEY59-60 until dissolution of #CHAMBERLAINPHILAJERSEY59-60 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CHAMBERLAINPHILAJERSEY59-60 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CHAMBERLAINPHILAJERSEY59-60 through that certain Consignment Agreement dated as of February 19, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CHAMBERLAINPHILAJERSEY59-60 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CHAMBERLAINPHILAJERSEY59-60 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,400,000.
Number of #CHAMBERLAINPHILAJERSEY59-60 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CHAMBERLAINPHILAJERSEY59-60 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CHAMBERLAINPHILAJERSEY59-60 sold at the Initial Offering of the #CHAMBERLAINPHILAJERSEY59-60 Interests (excluding the #CHAMBERLAINPHILAJERSEY59-60 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #CHAMBERLAINPHILAJERSEY59-60 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CHAMBERLAINPHILAJERSEY59-60 Interests.
Officers	There shall initially be no specific officers associated with #CHAMBERLAINPHILAJERSEY59-60, although, the Managing Member may appoint Officers of #CHAMBERLAINPHILAJERSEY59-60 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 76 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The underlying asset is a 1959-60 Philadelphia Warriors home jersey worn by NBA legend Wilt Chamberlain.

●	The jersey contains both the top and bottom - jersey and shorts.

●	The jersey was authenticated by Mears Memorabilia Evaluation and Research Services and assigned a top grade of A9.

●	The jersey was photomatched by MeiGray.

●	According to SCP Auctions, “This is one of the finest game worn uniforms known to exist in the basketball memorabilia industry. This is the home full uniform worn by Wilt Chamberlain of the Philadelphia Warriors in his rookie season 1959-60.”

●	Chamberlain would have played all his home games in this uniform.

●	The uniform was originally sourced from Chamberlain’s home in Bel Air, California around 1978 along with some of his other game worn pieces.

●	The jersey was manufactured by Pearson and issued in the year 1959-60.

●	The shirt shows heavy game wear evenly distributed throughout the mesh body shell and neck and arm openings. Spotting is found on the front (possibly blood) and there are some abrasions to the front and reverse numerals.

Notable Features:

●	On the front of the jersey reads “PHIL” and “13”. The reverse of the shirt reads “13”.

Notable Defects:

●	There are none.

Depreciation

●	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ChamberlainPhilaUniform59-60 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 77 of 201

SERIES #ChamberlainPhilaUniform59-60
Sport	Basketball
Professional League	NBA
Player	Wilt Chamberlain
Team	Philadelphia Warriors
Year	1959-60
Memorabilia Type	Game Used Memorabilia
Manufacturer	Pearson
Authentication	Mears
Grade	A9
Subject	Wilt Chamberlain
Photo Matched	Yes
Photo Match Authenticator	MeiGray

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 78 of 201

Schedule XXVII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 105

Series Designation of #LEBRONMELOWADETRIORC,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONMELOWADETRIORC, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONMELOWADETRIORC with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONMELOWADETRIORC until dissolution of #LEBRONMELOWADETRIORC pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONMELOWADETRIORC shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONMELOWADETRIORC through that certain Consignment Agreement dated as of February 22, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONMELOWADETRIORC from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONMELOWADETRIORC Interests the Company can issue may not exceed the purchase price, in the aggregate, of $400,000.
Number of #LEBRONMELOWADETRIORC Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONMELOWADETRIORC Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONMELOWADETRIORC sold at the Initial Offering of the #LEBRONMELOWADETRIORC Interests (excluding the #LEBRONMELOWADETRIORC Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONMELOWADETRIORC Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONMELOWADETRIORC Interests.
Officers	There shall initially be no specific officers associated with #LEBRONMELOWADETRIORC, although, the Managing Member may appoint Officers of #LEBRONMELOWADETRIORC from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 79 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The underlying asset is a LeBron James, Dwayne Wade, Carmelo Anthony 2003 Fleer Crystal #300 PSA Gem Mint 10.

●	The card was graded a Gem Mint 10 by PSA, sports collectibles leading grading agency.

●	The card is numbered to 50.

●	There are only 3 PSA 10 graded examples in the world.

●	This asset is a rookie card of three future first ballot Hall of Famers.

●	Many collectors believe this card will be the younger generations “Magic, Bird, Dr. J 1980 Scoring Leaders” card, a popular perforated card containing Magic Johnson, Larry Bird and Julius Erving all one one card; however, that card has 24 PSA 10’s compared to just 3 for the 2003 Crystal.

Notable Features:

●	The card contains the images of all three athletes horizontally. LeBron James on the far left, Carmelo Anthony in the center, and Dwayne Wade on the far right.

Notable Defects:

●	There are none.

Depreciation

●	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronMeloWadeTrioRC forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 80 of 201

SERIES #LeBronMeloWadeTrioRC
Sport	Basketball
Professional League	NBA
Player	LeBron James | Carmelo Anthony | Dwayne Wade
Team	Cleveland Cavaliers | Denver Nuggets | Miami Heat
Year	2003-2004
Memorabilia Type	Trading Cards
Manufacturer	Fleer
Authentication	PSA
Grade	Gem Mint 10
Subject	LeBron James | Carmelo Anthony | Dwayne Wade
Variation	Crystal
Population	3

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 81 of 201

Schedule XXVIII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 106

Series Designation of #MANTLE54BOWMANBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE54BOWMANBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE54BOWMANBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE54BOWMANBASKET until dissolution of #MANTLE54BOWMANBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MANTLE54BOWMANBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE54BOWMANBASKET through that certain Consignment Agreement dated as of March 9, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE54BOWMANBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE54BOWMANBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #MANTLE54BOWMANBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE54BOWMANBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE54BOWMANBASKET sold at the Initial Offering of the #MANTLE54BOWMANBASKET Interests (excluding the #MANTLE54BOWMANBASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MANTLE54BOWMANBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE54BOWMANBASKET Interests.
Officers	There shall initially be no specific officers associated with #MANTLE54BOWMANBASKET, although, the Managing Member may appoint Officers of #MANTLE54BOWMANBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 82 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering contains a basket of three (3) Mickey Mantle 1954 Bowman cards.

●	All three of the cards are graded NM-MT 8 by PSA, sports collectibles leading grading agency.

●	According to PSA, these represent 3 of the 86 examples graded PSA NM-NT. There are only 11 examples graded higher in circulation, excluding qualifiers.

●	The two most recent sales of a Mantle ‘54 Bowman PSA NM-MT 8 were $19,999 on January 29, 2021 and $16,900 on January 27th, 2021.

●	The consignor is retaining $13,500 in equity in the offering.

●	Mantle, as well other stars such as Roy Campanella, Pee Wee Reese and Bob Feller, were under exclusive contract to Bowman for the 1954 season, which kept them from appearing in competitor sets, notably Topps.

Notable Features:

●	The pastel box combined with the muted colors of the portraits give the cards an older, almost faded, look right out of the pack. The 1954 Bowman cards feature a muted red and black print. A bat and ball graphic appear on the back, with the card number located inside the ball and the player’s name in the bat. The write-up on the back provides a few vital statistics and a short biography, along with a trivia question that appears along the bottom of the writing. A small box to the right contains the stats, with the trivia question’s answer below it.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MantleBowman54Basket forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 83 of 201

SERIES #MantleBowman54Basket
Sport	Baseball
Professional League	MLB
Player	Mickey Mantle
Team	New York Yankees
Year	1954
Memorabilia Type	Trading Cards
Manufacturer	Bowman
Authentication	PSA
Grade	NM-M 8
Subject	Mickey Mantle
Number of cards in basket	3
Card #	65

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 84 of 201

Schedule XXIX to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 107

Series Designation of #BETTSBLUEREFRACTORBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BETTSBLUEREFRACTORBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BETTSBLUEREFRACTORBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #BETTSBLUEREFRACTORBASKET until dissolution of #BETTSBLUEREFRACTORBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BETTSBLUEREFRACTORBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BETTSBLUEREFRACTORBASKET through that certain Consignment Agreement dated as of February 27, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BETTSBLUEREFRACTORBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BETTSBLUEREFRACTORBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #BETTSBLUEREFRACTORBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BETTSBLUEREFRACTORBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee

Up to 1.00% of the gross proceeds of the Interests from #BETTSBLUEREFRACTORBASKET sold at the Initial Offering of the #BETTSBLUEREFRACTORBASKET Interests (excluding the #BETTSBLUEREFRACTORBASKET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #BETTSBLUEREFRACTORBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BETTSBLUEREFRACTORBASKET Interests.
Officers	There shall initially be no specific officers associated with #BETTSBLUEREFRACTORBASKET, although, the Managing Member may appoint Officers of #BETTSBLUEREFRACTORBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 85 of 201

Schedule 1

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

●	Next to the Superfractor (#/1), Red (#/5), Orange (#/25) and Gold (#/50), the Blue (#/150) Is the most sought after variation of Betts’ rookie card.

●	This offering is made up of TWO BGS 9.5 Blue Refractors, there are 95 examples to receive a 9.5 grade with only 12 graded higher out of 141 total graded examples.

●	The most recent sale of a 2014 Bowman Chrome Mookie Betts BGS 9.5 Blue Refractor Autograph was on 2/15/20 for $10,000. CardLadder tracks sales of the 2014 Bowman Chrome Mookie Betts BGS 9.5 Base Autograph rising from $2,750 on 2/15 to $3,700 on 2/23, a 34.5% increase over that timeframe.

Notable Features:

●	The cards feature Mookie Betts in a Boston Red Sox jersey, the team which he made his debut with. He was since traded to the Los Angeles Dodgers in February 2020.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BettsBlueRefractorBundle going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 86 of 201

SERIES #BettsBlueRefractorBasket
Sport	Baseball
Professional League	MLB
Player	Mookie Betts
Team	Boston Red Sox (Now Los Angeles Dodgers)
Year	2014
Memorabilia Type	Trading Cards
Manufacturer	Bowman
Cards in Basket	2
Variation	Blue Refractors
Subject	Mookie Betts
Authentication	BGS 9.5 X2 (0008216681,0009377424)
Grade	BGS 9.5 X2 681-9.5 centering, 9 edges, 10 corners, 9.5 surface 424-9.5 centering, 9 edges, 9.5 corners, 9.5 surface

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 87 of 201

Schedule XXX to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 108

Series Designation of #JACKIEROBINSON48LEAF7,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JACKIEROBINSON48LEAF7, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JACKIEROBINSON48LEAF7 with effect from the effective date hereof and shall continue to act as the Managing Member of #JACKIEROBINSON48LEAF7 until dissolution of #JACKIEROBINSON48LEAF7 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JACKIEROBINSON48LEAF7 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JACKIEROBINSON48LEAF7 through that certain Consignment Agreement dated as of March 1, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JACKIEROBINSON48LEAF7 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JACKIEROBINSON48LEAF7 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $450,000.
Number of #JACKIEROBINSON48LEAF7 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JACKIEROBINSON48LEAF7 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JACKIEROBINSON48LEAF7 sold at the Initial Offering of the #JACKIEROBINSON48LEAF7 Interests (excluding the #JACKIEROBINSON48LEAF7 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JACKIEROBINSON48LEAF7 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JACKIEROBINSON48LEAF7 Interests.
Officers	There shall initially be no specific officers associated with #JACKIEROBINSON48LEAF7, although, the Managing Member may appoint Officers of #JACKIEROBINSON48LEAF7 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 88 of 201

Schedule 1

Asset Description

Overview and authentication:

●	This is the only true rookie card of baseball's first African-American representative and hero to all

●	Graded 7 by PSA, sports collectibles leading grading agency.

●	According to PSA, there are 74 examples graded a PSA 7. There are only 48 examples graded higher in circulation, excluding qualifiers.

●	This card, in addition to being one of the keys to the Leaf set, is also one of the issue's more difficult cards. It usually suffers from poor print quality and color. Black print defects can severely hinder the eye-appeal in the light background, and the background itself often exhibits a faint or dull yellow color.

●	In 1947, Robinson would immediately make an impact by coming away with the NL Rookie of the Year Award at the age of 28.

●	According to PWCC, “there is no contesting the fact that this man made a huge impact within the community and inspired countless men and women to change perspective. Jackie's brand continues to grow as does the value of his fine-art like cards.”

Notable Features:

●	This iconic card possesses a vivid yellow background with some of the best print and clarity we've seen on the condition sensitive late 1940s production.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JackieRobinson48Leaf7 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 89 of 201

SERIES #JackieRobinson48Leaf7
Sport	Baseball
Professional League	MLB
Player	Jackie Robinson
Team	Brooklyn Dodgers
Year	1948
Memorabilia Type	Trading Cards
Manufacturer	Leaf
Authentication	PSA
Grade	7
Subject	Jackie Robinson
Number of cards in offering	1
Card #	79

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 90 of 201

Schedule XXXI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 109

Series Designation of #ALIOLYMPICBLAZER,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ALIOLYMPICBLAZER, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ALIOLYMPICBLAZER with effect from the effective date hereof and shall continue to act as the Managing Member of #ALIOLYMPICBLAZER until dissolution of #ALIOLYMPICBLAZER pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ALIOLYMPICBLAZER shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ALIOLYMPICBLAZER through that certain Consignment Agreement dated as of February 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ALIOLYMPICBLAZER from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ALIOLYMPICBLAZER Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #ALIOLYMPICBLAZER Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ALIOLYMPICBLAZER Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ALIOLYMPICBLAZER sold at the Initial Offering of the #ALIOLYMPICBLAZER Interests (excluding the #ALIOLYMPICBLAZER Interests acquired by any Person other than Investor Members).
Other rights	Holders of #ALIOLYMPICBLAZER Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ALIOLYMPICBLAZER Interests.
Officers	There shall initially be no specific officers associated with #ALIOLYMPICBLAZER, although, the Managing Member may appoint Officers of #ALIOLYMPICBLAZER from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 91 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering represents a 1960 Cassius Clay (Muhammad Ali) USA Olympic Team Issued Autographed Blazer. In 1960 the USA Olympic male athletes were given two blazers, one solid navy and one plaid pattern.

●	Joel Platt, the head of the Platt Investment Group, obtained it directly from Muhammad Ali’s father, Cassius Clay Sr. upon visiting him at his home in Louisville, Kentucky on February 22, 1989. Mr. Platt was able to get Muhammad Ali to sign the blazer for him in 1992.

●	The signature on the blazer has been authenticated by James Spence Authentication (JSA) in 2021.

●	The blazer comes with a handwritten letter from Muhammad Ali’s father, Cassius Clay, Sr., who attests to the validity of the jacket. In addition, there is a letter of provenance from Joel Platt stating he purchased the blazer from Muhammad Ali’s father.

●	Muhammad Ali first became an American sports icon after winning the gold medal at the 1960 Olympics in Rome.

●	Any item relating Muhammad Ali (Cassius Clay) to the 1960 Olympics is very valuable and highly coveted by the sports collecting industry.

Notable Features:

●	Crafted in light cotton plaid earthtones, the blazer bears a "USA Olympic Team 1960" crest patch over the heart, and interior tagging by "McGregor Automatek Sportcoat." No size markings are apparent, but the garment is consistent with a size forty-four (44), correct for Clay's frame. Item is in fine condition with no flaws or distractions.

Notable Defects:

●	There are none.

Depreciation

●	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AliOlympicsBlazer forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 92 of 201

SERIES #AliOlympicsBlazer
Sport	Boxing
Professional League	Olympics
Player	Cassius Clay (Muhammad Ali)
Team	USA
Year	1960
Memorabilia Type	Player Worn Blazer
Manufacturer	McGregor
Authentication	JSA (2021)
Provenance	Cassius Clay, Sr.
Subject	Cassius Clay (Muhammad Ali)
Size	44
Autographed	Yes

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 93 of 201

Schedule XXXII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 110

Series Designation of #HONUSWAGNERT206A,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#HONUSWAGNERT206A, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #HONUSWAGNERT206A with effect from the effective date hereof and shall continue to act as the Managing Member of #HONUSWAGNERT206A until dissolution of #HONUSWAGNERT206A pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #HONUSWAGNERT206A shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #HONUSWAGNERT206A through that certain Consignment Agreement dated as of February 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #HONUSWAGNERT206A from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #HONUSWAGNERT206A Interests the Company can issue may not exceed the purchase price, in the aggregate, of $300,000.
Number of #HONUSWAGNERT206A Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #HONUSWAGNERT206A Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #HONUSWAGNERT206A sold at the Initial Offering of the #HONUSWAGNERT206A Interests (excluding the #HONUSWAGNERT206A Interests acquired by any Person other than Investor Members).
Other rights	Holders of #HONUSWAGNERT206A Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #HONUSWAGNERT206A Interests.
Officers	There shall initially be no specific officers associated with #HONUSWAGNERT206A, although, the Managing Member may appoint Officers of #HONUSWAGNERT206A from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 94 of 201

Schedule 1

Asset Description

Overview and authentication:

●	According to PSA, “this is the Holy Grail of all trading cards. This card, which resides in one of the most popular sets of all time, features one of baseball's greatest players and it remains the symbol of trading card collecting. This card is also one of the great rarities, though it is not the scarcest in the hobby “

●	The underlying asset was graded Authentic by SGC in February 2021, and hails from the famed Sports Immortals Collection.

●	It is believed that there are fewer than 60 graded Wagner T206 cards in circulation.

●	A T206 Honus Wagner graded VG 3 by PSA sold for $3.25 million in a private sale brokered through Mile High Card Company in October 2020, the highest price ever paid for a Wagner. It beat the previous record of $3.12 million for a T206 Honus Wagner in October 2016.

●	The card was designed and issued by the American Tobacco Company (ATC) from 1909 to 1911 as part of its T206 series. Wagner refused to allow production of his baseball card to continue, either because he did not want children to buy cigarette packs to get his card, or because he wanted more compensation from the ATC. The ATC ended production of the Wagner card and a total of only 50 to 200 cards were ever distributed to the public (exact number unknown), as compared to the "tens or hundreds of thousands" of T206 cards, over three years in sixteen brands of cigarettes, for any other player.

●	The consignor is retaining $1,975,000 in equity in the offering.

Notable Features:

●	The legendary cardboard features Wagner in his Pittsburgh uniform staring off into the distance.The card famously has white borders and yellow/orange background.

Notable Defects:

●	There are none.

Depreciation

●	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #HonusWagnerT206A forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 95 of 201

SERIES #HonusWagnerT206A
Sport	Baseball
Professional League	MLB
Player	Honus Wagner
Team	Pittsburgh Pirates
Year	1909
Memorabilia Type	Trading Cards
Manufacturer	American Tobacco Company
Authentication	SGC
Grade	Authentic
Subject	Honus Wagner
Collection	Sports Immortals Collection
Serial Number	4372045

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 96 of 201

Schedule XXXIII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 111

Series Designation of #RUTH33GOUDEYSGC8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#RUTH33GOUDEYSGC8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #RUTH33GOUDEYSGC8 with effect from the effective date hereof and shall continue to act as the Managing Member of #RUTH33GOUDEYSGC8 until dissolution of #RUTH33GOUDEYSGC8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #RUTH33GOUDEYSGC8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #RUTH33GOUDEYSGC8 through that certain Consignment Agreement dated as of March 1, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #RUTH33GOUDEYSGC8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #RUTH33GOUDEYSGC8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.
Number of #RUTH33GOUDEYSGC8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #RUTH33GOUDEYSGC8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #RUTH33GOUDEYSGC8 sold at the Initial Offering of the #RUTH33GOUDEYSGC8 Interests (excluding the #RUTH33GOUDEYSGC8 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #RUTH33GOUDEYSGC8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #RUTH33GOUDEYSGC8 Interests.
Officers	There shall initially be no specific officers associated with #RUTH33GOUDEYSGC8, although, the Managing Member may appoint Officers of #RUTH33GOUDEYSGC8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 97 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The 1933 Goudey set is one of the most popular sets ever created, highlighted by four different versions of Babe Ruth cards.

●	The Sultan of Swat is pictured on four different cards #s 53, 144, 149 and 181.

●	The underlying asset represents a #144, graded 8 by SGC.

●	According to OldSportsCards.com, “The four 1933 Goudey Ruth cards are some of the most beloved baseball cards in the entire hobby. The set itself is iconic for being the first of all the modern gum card issues. And you’ll be hard-pressed to find a set of baseball cards more beautiful than these.”

●	While this issue is not Babe Ruth's most valuable or scarce, it is arguably his most important and it captures the mighty slugger near the tail end of his career.

Notable Features:

●	#144 is the only 1933 Goudey card to depict Ruth from head to toe. #144 was double printed; as a result, there are more of these in circulation than other Goudey cards. The reverse side of the card references Ruth's school experience as a youth in Baltimore as well as the vast difference in money that the Yankees and Red Sox paid for his services.

Notable Defects:

●	There are none.

Depreciation

●	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Ruth33GoudeySGC8 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 98 of 201

SERIES #Ruth33GoudeySGC8
Sport	Baseball
Professional League	MLB
Player	Babe Ruth
Team	New York Yankees
Year	1933
Memorabilia Type	Trading Cards
Manufacturer	Goudey
Authentication	SGC
Grade	8
Subject	Babe Ruth
Card Number	144
Brand	Big League Chewing Gum

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 99 of 201

Schedule XXXIV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 112

Series Designation of #MAYWEATHERRCPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAYWEATHERRCPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAYWEATHERRCPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAYWEATHERRCPSA10 until dissolution of #MAYWEATHERRCPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAYWEATHERRCPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAYWEATHERRCPSA10 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAYWEATHERRCPSA10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAYWEATHERRCPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #MAYWEATHERRCPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAYWEATHERRCPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAYWEATHERRCPSA10 sold at the Initial Offering of the #MAYWEATHERRCPSA10 Interests (excluding the #MAYWEATHERRCPSA10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAYWEATHERRCPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAYWEATHERRCPSA10 Interests.
Officers	There shall initially be no specific officers associated with #MAYWEATHERRCPSA10, although, the Managing Member may appoint Officers of #MAYWEATHERRCPSA10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 100 of 201

Schedule 1

Asset Description

Overview and authentication:

●	This 1997 Brown’s Boxing #51 card is considered Mayweather’s true rookie card.

●	Graded a 10 by PSA, sports collectibles leading grading company.

●	There are believed to be fewer than 90 copies in total.

●	According to Goldin Auctions, “Mayweather's youthful likeness is presented on this top-grade collectible, which represents a very tough-to-find, first-year memento.”

●	According to Mile High Auctions, “Mayweather recorded his first victory in October, 1996 and shortly after appeared on this 1997 Brown's Boxing card, his rookie pasteboard. Graded PSA 10, this is a spectacular addition for any collector partial to "The Sweet Science."

Notable Features:

●	The card features a youthful Mayweather next to an American flag. The card is outlined in orange/brown trim.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MayweatherRCPSA10 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 101 of 201

SERIES #MayweatherRCPSA10
Sport	Boxing
Professional League	World Boxing Association (WBA)
Player	Floyd Mayweather
Card	Rookie
Year	1997
Memorabilia Type	Trading Cards
Manufacturer	Brown’s Boxing
Authentication	PSA
Grade	10
Subject	Floyd Mayweather
Card Number	51
Cards in Offering	1

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 102 of 201

Schedule XXXV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 113

Series Designation of #TYSONRCBGS9BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TYSONRCBGS9BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TYSONRCBGS9BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #TYSONRCBGS9BASKET until dissolution of #TYSONRCBGS9BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TYSONRCBGS9BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TYSONRCBGS9BASKET through that certain Consignment Agreement dated as of February 28, 2021, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TYSONRCBGS9BASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TYSONRCBGS9BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $90,000.
Number of #TYSONRCBGS9BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TYSONRCBGS9BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TYSONRCBGS9BASKET sold at the Initial Offering of the #TYSONRCBGS9BASKET Interests (excluding the #TYSONRCBGS9BASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TYSONRCBGS9BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TYSONRCBGS9BASKET Interests.
Officers	There shall initially be no specific officers associated with #TYSONRCBGS9BASKET, although, the Managing Member may appoint Officers of #TYSONRCBGS9BASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 103 of 201

Schedule 1

Asset Description

Overview and authentication:

●	This 1986 Panini Supersport #153 card is considered Mike Tyson’s true rookie card.

●	Graded a 9 by PSA, sports collectibles leading grading company.

●	There are believed to be around 80 copies recorded in PSA’s census reporting, with just three examples graded higher.

●	According to Goldin Auctions, “Tyson appears on very few trading card collectibles. [This is] a delicate and visually appealing and virtually never-touched commemorative.”

●	Not only was Tyson a terrific and ferocious boxer, he is a well-known popular culture figure. At the height of his fame and career in the late 1980s and throughout the 1990s, Tyson was one of the most recognized sports personalities in the world. In addition to his many sporting accomplishments, his outrageous and controversial behavior in the ring and in his private life has kept him in the public eye and in the courtroom. As such, Tyson has been the subject of myriad popular media including movies, television, books and music. He has also been featured in video games and as a subject of parody or satire.

Notable Features:

●	The card features a youthful Tyson during a fight, centered on the card. An American flag is featured prominently in the upper left hand corner of the card.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TysonRCPSA9 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 104 of 201

SERIES #TysonRCBGS9Basket
Sport	Boxing
Professional League	World Boxing Association (WBA)
Player	Mike Tyson
Cards in Basket	2
Year	1996
Memorabilia Type	Trading Cards
Manufacturer	Panini
Authentication	BGS
Grade	9
Subject	Mike Tyson
Card Number	153
Variation	Supersport

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 105 of 201

Schedule XXXVI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 114

Series Designation of #ELWAY1984ROOKIECARDPSA10BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ELWAY1984ROOKIECARDPSA10BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ELWAY1984ROOKIECARDPSA10BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #ELWAY1984ROOKIECARDPSA10BASKET until dissolution of #ELWAY1984ROOKIECARDPSA10BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ELWAY1984ROOKIECARDPSA10BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ELWAY1984ROOKIECARDPSA10BASKET through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ELWAY1984ROOKIECARDPSA10BASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ELWAY1984ROOKIECARDPSA10BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #ELWAY1984ROOKIECARDPSA10BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ELWAY1984ROOKIECARDPSA10BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ELWAY1984ROOKIECARDPSA10BASKET sold at the Initial Offering of the #ELWAY1984ROOKIECARDPSA10BASKET Interests (excluding the #ELWAY1984ROOKIECARDPSA10BASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #ELWAY1984ROOKIECARDPSA10BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ELWAY1984ROOKIECARDPSA10BASKET Interests.
Officers	There shall initially be no specific officers associated with #ELWAY1984ROOKIECARDPSA10BASKET, although, the Managing Member may appoint Officers of #ELWAY1984ROOKIECARDPSA10BASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 106 of 201

Schedule 1

Asset Description

Overview and authentication:

●	This is the only recognized rookie card of legendary comeback specialist John Elway.

●	Graded a 10 by PSA, sports collectibles leading grading company.

●	There are 176 copies graded a PSA 10, with no examples graded higher.

●	According to PWCC, this card is a “premier blue-chip from the 1980s and highly prized in PSA 10 grade…Elway is among the greatest quarterbacks of all-time and extremely popular among investors. A fantastic card which commands attention.”

Notable Features:

●	This perfectly preserved Elway rookie is undeniably GEM MINT with pin-point corners and glossy surfaces. Free of any imperfections with perfect print and registration.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Elway1984RCPSA10Basket forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 107 of 201

SERIES #Elway1984RCPSA10Basket
Sport	Football
Professional League	NFL
Player	John Elway
Team	Denver Broncos
Year	1984
Memorabilia Type	Trading Cards
Manufacturer	Topps
Authentication	PSA
Grade	10
Subject	John Elway
Card Number	63
Population	176

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 108 of 201

Schedule XXXVII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 115

Series Designation of #MARINO1984ROOKIECARDBGS10BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MARINO1984ROOKIECARDBGS10BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MARINO1984ROOKIECARDBGS10BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #MARINO1984ROOKIECARDBGS10BASKET until dissolution of #MARINO1984ROOKIECARDBGS10BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MARINO1984ROOKIECARDBGS10BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MARINO1984ROOKIECARDBGS10BASKET through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MARINO1984ROOKIECARDBGS10BASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MARINO1984ROOKIECARDBGS10BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #MARINO1984ROOKIECARDBGS10BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MARINO1984ROOKIECARDBGS10BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MARINO1984ROOKIECARDBGS10BASKET sold at the Initial Offering of the #MARINO1984ROOKIECARDBGS10BASKET Interests (excluding the #MARINO1984ROOKIECARDBGS10BASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MARINO1984ROOKIECARDBGS10BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MARINO1984ROOKIECARDBGS10BASKET Interests.
Officers	There shall initially be no specific officers associated with #MARINO1984ROOKIECARDBGS10BASKET, although, the Managing Member may appoint Officers of #MARINO1984ROOKIECARDBGS10BASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 109 of 201

Schedule 1

Asset Description

Overview and authentication:

●	According to PSA, “this is the only recognized rookie card of one of the NFL's most prolific passers. Dan Marino made his presence felt immediately in the NFL. In his first season, Marino led the AFC in passing and started the Pro Bowl en route to being named the NFL Rookie of the Year.”

●	Graded a 10 by PSA, sports collectibles leading grading company.

●	There are 382 copies graded a PSA 10, with no examples graded higher.

●	According to PWCC, this card is a “a stunning investment piece which commands attention.”

Notable Features:

●	The card boasts 50-50 alignment along with four untouched corners. The fragile periphery is pristine, the borders are sharp white with clean registration. The coloring and clarity is precise and clear.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Marino1984RookieCardPSA10 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 110 of 201

SERIES #Marino1984RCBGS10Basket
Sport	Football
Professional League	NFL
Player	Dan Marino
Team	Miami Dolphins
Year	1984
Memorabilia Type	Trading Cards
Manufacturer	Topps
Authentication	BGS
Grade	10
Subject	Dan Marino
Card Number	123
Cards in Basket	2

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 111 of 201

Schedule XXXVIII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 116

Series Designation of #KOBEREEBOKIVERSONRETROS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEREEBOKIVERSONRETROS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEREEBOKIVERSONRETROS with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEREEBOKIVERSONRETROS until dissolution of #KOBEREEBOKIVERSONRETROS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBEREEBOKIVERSONRETROS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEREEBOKIVERSONRETROS through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEREEBOKIVERSONRETROS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEREEBOKIVERSONRETROS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #KOBEREEBOKIVERSONRETROS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEREEBOKIVERSONRETROS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEREEBOKIVERSONRETROS sold at the Initial Offering of the #KOBEREEBOKIVERSONRETROS Interests (excluding the #KOBEREEBOKIVERSONRETROS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KOBEREEBOKIVERSONRETROS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEREEBOKIVERSONRETROS Interests.
Officers	There shall initially be no specific officers associated with #KOBEREEBOKIVERSONRETROS, although, the Managing Member may appoint Officers of #KOBEREEBOKIVERSONRETROS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 112 of 201

Schedule 1

Asset Description

Overview and authentication:

●	These sneakers were game worn by Lakers star Kobe Bryant during the 2002-2003 season.

●	Comes with a LOA from D.C. Collectibles and guaranteed by Purple Shoes.

●	In the 2002-03 season, Bryant would play all 82 games and average 41.5 minutes per game. He averages 30 points per game, 6.9 rebounds per game, 5.9 assists per game and 2.2 steals per game. He was selected as an All-Star.

●	According to Complex.com, while Kobe Bryant was a Nike athlete for most of his career, he did have history in Reeboks. When Bryant was between sneaker deals during the 2002-03 NBA season, he played some games in player-exclusive Reeboks designed in his home Lakers colors.

●	Before Bryant’s tragic death in 2020, Reebok was about to release a retro sneaker designed based on the shoes he wore in 2002-03. The shoes were scheduled to be released during at the 2020 NBA All-Star Weekend in Chicago. Reebok canceled the launch following Bryant’s passing.

●	After the summer of 2002, Kobe paid a reported $8 million to get out of his adidas contract resulting in the biggest sneaker free agencies we’ve ever seen in the NBA. The stipulations of the buyout stated that Kobe couldn’t sign with another brand until 2003, meaning that during the 2002-2003 NBA season, Kobe Bryant — the biggest name in the game at that time, had no sneaker contract, and could wear any shoe in which he wanted to play in.

●	Brands were fighting tooth-and-nail to secure the Mamba’s John Hancock for season 2003-2004, resulting in numerous PE issues sent to Kobe for consideration.

Notable Features:

●	The game worn Reebok shoes are white with Lakers' gold trim. The sneakers are autographed in bold black ink.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeReebokIversonRetros forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 113 of 201

SERIES #KobeReebokIversonRetros
Sport	Basketball
Professional League	NBA
Player	Kobe Bryant
Team	Los Angeles
Year	2002-2003
Memorabilia Type	Game Worn Sneakers
Manufacturer	Reebok
Authentication	D.C. Sports Collectibles, guaranteed by Purple Shoes
Size	14
Subject	Kobe Bryant
Description	Home Reebok Iverson Retro Size 14 Yellow
Signed	Yes

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 114 of 201

Schedule XXXIX to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 117

Series Designation of #MAYS1951BOWMAN7,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAYS1951BOWMAN7, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAYS1951BOWMAN7 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAYS1951BOWMAN7 until dissolution of #MAYS1951BOWMAN7 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAYS1951BOWMAN7 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAYS1951BOWMAN7 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAYS1951BOWMAN7 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAYS1951BOWMAN7 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #MAYS1951BOWMAN7 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAYS1951BOWMAN7 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAYS1951BOWMAN7 sold at the Initial Offering of the #MAYS1951BOWMAN7 Interests (excluding the #MAYS1951BOWMAN7 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAYS1951BOWMAN7 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAYS1951BOWMAN7 Interests.
Officers	There shall initially be no specific officers associated with #MAYS1951BOWMAN7, although, the Managing Member may appoint Officers of #MAYS1951BOWMAN7 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 115 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering contains a 1951 Bowman Willie Mays in a grade of PSA 7.

●	This card represents the only official rookie card for Willie Mays.

●	According to PSA Card Facts, “While there were a few hundred Mays collectibles produced during his playing career, his only official rookie card is the one that garners the most attention...When you consider the beauty of the artwork and the power of the three key rookie cards, it’s not surprising that the 1951 Bowman set remains one of the most coveted issues of all time. Thus, the Mays rookie card takes the title.”

●	This PSA 7 is a pop 117 with 89 graded higher out of 1,681 graded examples.

●	The most recent sale of a PSA 8 was $47,970 via Goldin Auctions on 2/1/21. VCP pricing guide records the two most recent sales of a PSA 5 as $10,500 on 1/21/21 and $28,499 on 2/17/21, a 180% increase in that time.

Notable Features:

●	The card features beautiful artwork of Mays in his Giants uniform with a bat in hand.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1951Bowman7 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 116 of 201

SERIES #Mays1951Bowman7
Sport	Baseball
Professional League	Major League Baseball
Player	Willie Mays
Team	San Francisco Giants (then New York)
Year	1951
Memorabilia Type	Baseball Card
Manufacturer	Bowman
Card Number	305
Population	117
Subject	Willie Mays
Authentication	PSA
Grade	PSA 7

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 117 of 201

Schedule XL to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 118

Series Designation of #OZZIESMITHRCBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#OZZIESMITHRCBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #OZZIESMITHRCBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #OZZIESMITHRCBGS9.5 until dissolution of #OZZIESMITHRCBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #OZZIESMITHRCBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #OZZIESMITHRCBGS9.5 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #OZZIESMITHRCBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #OZZIESMITHRCBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #OZZIESMITHRCBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #OZZIESMITHRCBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #OZZIESMITHRCBGS9.5 sold at the Initial Offering of the #OZZIESMITHRCBGS9.5 Interests (excluding the #OZZIESMITHRCBGS9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #OZZIESMITHRCBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #OZZIESMITHRCBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #OZZIESMITHRCBGS9.5, although, the Managing Member may appoint Officers of #OZZIESMITHRCBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 118 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering contains a 1979 Topps Ozzie Smith in a grade of BGS 9.5.

●	This card represents the only official rookie card for Ozzie Smith.

●	This BGS 9.5 is a pop 7 with NONE graded higher out of 2,138 graded examples.

●	The most recent sale of a BGS 9.5 was $2,500 on 12/5/19. VCP pricing guide records sales of PSA 9 examples as rising from $935 on 12/23/19 to $7,700 on 2/20/21 a 723% increase in that time.

Notable Features:

The asset features a youthful Smith in his San Diego Padres uniform, before he was traded to the St. Louis Cardinals in 1982.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #OzzieSmithRCBGS9.5 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 119 of 201

SERIES #OzzieSmithRCBGS9.5
Sport	Baseball
Professional League	Major League Baseball
Player	Ozzie Smith
Team	San Diego Padres
Year	1979
Memorabilia Type	Baseball Cards
Manufacturer	Topps
Card Number	116
Year	Rookie
Subject	Ozzie Smith
Authentication	BGS
Grade	BGS GEM MINT 9.5

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 120 of 201

Schedule XLI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 119

Series Designation of #PAULMOLITOR1978TOPPSPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#PAULMOLITOR1978TOPPSPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member

CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #PAULMOLITOR1978TOPPSPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #PAULMOLITOR1978TOPPSPSA10 until dissolution of #PAULMOLITOR1978TOPPSPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset

The Series Assets of #PAULMOLITOR1978TOPPSPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #PAULMOLITOR1978TOPPSPSA10 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #PAULMOLITOR1978TOPPSPSA10 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #PAULMOLITOR1978TOPPSPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #PAULMOLITOR1978TOPPSPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #PAULMOLITOR1978TOPPSPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee

Up to 1.00% of the gross proceeds of the Interests from #PAULMOLITOR1978TOPPSPSA10 sold at the Initial Offering of the #PAULMOLITOR1978TOPPSPSA10 Interests (excluding the #PAULMOLITOR1978TOPPSPSA10 Interests acquired by any Person other than Investor Members).

Other rights

Holders of #PAULMOLITOR1978TOPPSPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #PAULMOLITOR1978TOPPSPSA10 Interests.

Officers

There shall initially be no specific officers associated with #PAULMOLITOR1978TOPPSPSA10, although, the Managing Member may appoint Officers of #PAULMOLITOR1978TOPPSPSA10 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 121 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The basket contains a 1978 Topps Rookie Shortstops (featuring Paul Molitor) in a grade of PSA 10.

●	This card represents the only official rookie card for Paul Molitor and also features fellow Hall of Famer Alan Trammell.

●	This PSA 10 is one of 29 to receive a 10 out of 6,385 graded examples.

●	The most recent sale of a PSA 10 was $51,101 on 2/15/21, up from $17,220 on 11/2/20 representing a 196% growth over that time.

Notable Features:

●	The card features four rookie shortstops from the 1978 season: Alan Trammell, Mickey Klutts, Paul Molitor, U.L. Washington.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PaulMolitor1978ToppsPSA10 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 122 of 201

SERIES #PaulMolitor1978ToppsPSA10
Sport	Baseball
Professional League	Major League Baseball
Player	Paul Molitor
Team	Milwaukee Brewers
Year	1978
Memorabilia Type	Baseball Cards
Manufacturer	Topps
Variation	Topps Rookie Shortstops
Other players featured on card	Mickey Klutts/Paul Molitor/Alan Trammell/U.L. Washington
Subject	Paul Molitor
Authentication	PSA
Grade	PSA 10

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 123 of 201

Schedule XLII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 120

Series Designation of #MANTLE1968PSA9BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE1968PSA9BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member

CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE1968PSA9BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE1968PSA9BASKET until dissolution of #MANTLE1968PSA9BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset

The Series Assets of #MANTLE1968PSA9BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE1968PSA9BASKET through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE1968PSA9BASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE1968PSA9BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #MANTLE1968PSA9BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE1968PSA9BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee

Up to 1.00% of the gross proceeds of the Interests from #MANTLE1968PSA9BASKET sold at the Initial Offering of the #MANTLE1968PSA9BASKET Interests (excluding the #MANTLE1968PSA9BASKET Interests acquired by any Person other than Investor Members).

Other rights

Holders of #MANTLE1968PSA9BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE1968PSA9BASKET Interests.

Officers

There shall initially be no specific officers associated with #MANTLE1968PSA9BASKET, although, the Managing Member may appoint Officers of #MANTLE1968PSA9BASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 124 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering contains a basket of two (2) 1968 Topps Mickey Mantle cards both graded PSA 9.

●	These PSA 9’s are two of 177 to receive the grade with nine graded higher out of 10,513 graded examples.

●	The average of the two most recent sales of PSA 9’s from 1/12/21 and 1/128/21 is $15,200.

●	One of the more visually striking cards, this Mantle features a brown corkboard border and vivid shot of Mantle holding his stance with the bat on his shoulder.

Notable Features:

●	The offering contains a basket of two (2) 1968 Topps Mickey Mantle cards both graded PSA 9.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1968PSA9Basket forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 125 of 201

SERIES #Mantle1968PSA9Basket
Sport	Baseball
Professional League	Major League Baseball
Player	Mickey Mantle
Team	New York Yankees
Year	1968
Memorabilia Type	Baseball Cards
Manufacturer	Topps
Card Number	280
Number of cards in basket	2
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 126 of 201

Schedule XLIII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 121

Series Designation of #GARYCARTER1975PSA10BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GARYCARTER1975PSA10BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member

CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GARYCARTER1975PSA10BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #GARYCARTER1975PSA10BASKET until dissolution of #GARYCARTER1975PSA10BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset

The Series Assets of #GARYCARTER1975PSA10BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GARYCARTER1975PSA10BASKET through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GARYCARTER1975PSA10BASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GARYCARTER1975PSA10BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #GARYCARTER1975PSA10BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GARYCARTER1975PSA10BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GARYCARTER1975PSA10BASKET sold at the Initial Offering of the #GARYCARTER1975PSA10BASKET Interests (excluding the #GARYCARTER1975PSA10BASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #GARYCARTER1975PSA10BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GARYCARTER1975PSA10BASKET Interests.
Officers	There shall initially be no specific officers associated with #GARYCARTER1975PSA10BASKET, although, the Managing Member may appoint Officers of #GARYCARTER1975PSA10BASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 127 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering contains a basket of one (1) each of a 1975 Topps Gary Carter and 1975 O-pee-chee Gary Carter both graded PSA 10.

●	These cards represent the only official rookie cards for Gary Carter.

●	The Topps PSA 10 is one of 15 to receive the grade out of 3,522 graded examples and the O-pee-chee PSA 10 is one of 2 to receive the grade out of 74 graded examples.

●	Known for its stark pink and yellow halves this card is notoriously difficult to grade due to chipping showing very easily against the vibrant colors.

●	The most recent sale of a 1975 Topps Gary Carter PSA 10 was $15,627 on 2/23/21 and the most recent sale of a 1975 O-pee-chee Gary Carter PSA 10 was $10,000 on 12/20/20.

Notable Features:

●	These cards features 4 players - Gary Carter, Marc Hill, Danny Meyer, Leon Roberts.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GaryCarter1975PSA10Basket forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 128 of 201

SERIES #GaryCarter1975PSA10Basket
Sport	Baseball
Professional League	Major League Baseball
Player	Gary Carter
Team	Montreal Expos
Year	1975
Memorabilia Type	Baseball Cards
Manufacturer 1	O-pee-chee & Topps
Manufacturer 2	Topps
Number of cards in basket	2
Subject	Gary Carter
Authentication	PSA
Grade	PSA 10

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 129 of 201

Schedule XLIV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 122

Series Designation of #MANTLE1966TOPPSPSA9BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE1966TOPPSPSA9BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member

CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE1966TOPPSPSA9BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE1966TOPPSPSA9BASKET until dissolution of #MANTLE1966TOPPSPSA9BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset

The Series Assets of #MANTLE1966TOPPSPSA9BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE1966TOPPSPSA9BASKET through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE1966TOPPSPSA9BASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE1966TOPPSPSA9BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #MANTLE1966TOPPSPSA9BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE1966TOPPSPSA9BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee

Up to 1.00% of the gross proceeds of the Interests from #MANTLE1966TOPPSPSA9BASKET sold at the Initial Offering of the #MANTLE1966TOPPSPSA9BASKET Interests (excluding the #MANTLE1966TOPPSPSA9BASKET Interests acquired by any Person other than Investor Members).

Other rights

Holders of #MANTLE1966TOPPSPSA9BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE1966TOPPSPSA9BASKET Interests.

Officers

There shall initially be no specific officers associated with #MANTLE1966TOPPSPSA9BASKET, although, the Managing Member may appoint Officers of #MANTLE1966TOPPSPSA9BASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 130 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering contains a basket of two (2) 1966 Topps Mickey Mantle cards both graded PSA 9.

●	These PSA 9’s are two of 74 to receive the grade with one (1) graded higher out of 9,423 graded examples.

●	The two most recent sales of PSA 9’s are $11,900 on 12/23/20 and $11,500 on 12/26/20.

●	The 1966 Topps set features a color image of the athlete on the front with a diagonal banner in the upper left displaying the team name and a panel at the bottom displaying the player name and position.

Notable Features:

●	The card features Mantle in his classic Yankees pinstripes posing with a bat on his shoulder.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1966ToppsPSA9Basket forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 131 of 201

SERIES #Mantle1966ToppsPSA9Basket
Sport	Baseball
Professional League	Major League Baseball
Player	Mickey Mantle
Team	New York Yankees
Year	1966
Memorabilia Type	Baseball Cards
Manufacturer	Topps
Card Number	#50
Number of cards in basket	2
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 132 of 201

Schedule XLV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 123

Series Designation of #MANTLE1957TOPPSPSA8.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE1957TOPPSPSA8.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member

CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE1957TOPPSPSA8.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE1957TOPPSPSA8.5 until dissolution of #MANTLE1957TOPPSPSA8.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset

The Series Assets of #MANTLE1957TOPPSPSA8.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE1957TOPPSPSA8.5 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE1957TOPPSPSA8.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE1957TOPPSPSA8.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Number of #MANTLE1957TOPPSPSA8.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE1957TOPPSPSA8.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee

Up to 1.00% of the gross proceeds of the Interests from #MANTLE1957TOPPSPSA8.5 sold at the Initial Offering of the #MANTLE1957TOPPSPSA8.5 Interests (excluding the #MANTLE1957TOPPSPSA8.5 Interests acquired by any Person other than Investor Members).

Other rights

Holders of #MANTLE1957TOPPSPSA8.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE1957TOPPSPSA8.5 Interests.

Officers

There shall initially be no specific officers associated with #MANTLE1957TOPPSPSA8.5, although, the Managing Member may appoint Officers of #MANTLE1957TOPPSPSA8.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 133 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering contains a 1957 Topps Mickey Mantle with a grade of PSA 8.5

●	This PSA 8.5 is one of 8 to receive the grade with 22 graded higher out of 6,048 graded examples.

●	The most recent sale of a PSA 8.5 is $18,000 on 12/28/20. VCP pricing guide tracks sales of PSA 8 examples as rising from $8,995 on 12/1/20 to $13,363 on 2/3/21, a 48% increase over that time.

●	The 1957 Topps set holds a special historical significance as it marked the first year that the company used the now-standard 2.5”x3.5” measurement. The 1957 set also marks a change to full color images.

Notable Features:

●	The card features Mantle in his classic Yankee pinstripes swinging a bat.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1957ToppsPSA8.5 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 134 of 201

SERIES #Mantle1957ToppsPSA8.5
Sport	Baseball
Professional League	Major League Baseball
Player	Mickey Mantle
Team	New York Yankees
Year	1957
Memorabilia Type	Baseball Cards
Manufacturer	Topps
Number	#95
Cards in Offering	1
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 8.5

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 135 of 201

Schedule XLVI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 124

Series Designation of #WADECHROMEREFRACTORBGS10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#WADECHROMEREFRACTORBGS10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #WADECHROMEREFRACTORBGS10 with effect from the effective date hereof and shall continue to act as the Managing Member of #WADECHROMEREFRACTORBGS10 until dissolution of #WADECHROMEREFRACTORBGS10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #WADECHROMEREFRACTORBGS10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #WADECHROMEREFRACTORBGS10 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #WADECHROMEREFRACTORBGS10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #WADECHROMEREFRACTORBGS10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #WADECHROMEREFRACTORBGS10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #WADECHROMEREFRACTORBGS10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #WADECHROMEREFRACTORBGS10 sold at the Initial Offering of the #WADECHROMEREFRACTORBGS10 Interests (excluding the #WADECHROMEREFRACTORBGS10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #WADECHROMEREFRACTORBGS10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #WADECHROMEREFRACTORBGS10 Interests.
Officers	There shall initially be no specific officers associated with #WADECHROMEREFRACTORBGS10, although, the Managing Member may appoint Officers of #WADECHROMEREFRACTORBGS10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 136 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering contains a 2003-04 Topps Chrome Refractor graded a BGS Pristine 10.

●	This BGS Pristine 10 is one of 27 to receive the grade with only 1 receiving a BGS 10 Black Label out of 2,064 graded examples.

●	According to CardLadder the most recent sale of a BGS 10 is $3,200 on 4/22/20. CardLadder tracks sales of BGS 9.5 examples as rising from $9905 on 4/22/20 to $7,000 on 2/21/21, a 119% increase over that time.

●	The top rookies in the set are LeBron James, Dwyane Wade, Carmelo Anthony and Chris Bosh.

Notable Features:

●	The card features a young Dwayne Wade attacking the rim for a contested layup.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #WadeChromeRefractorBGS10 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 137 of 201

SERIES #WadeChromeRefractorBGS10
Sport	Basketball
Professional League	National Basketball League
Player	Dwyane Wade
Team	Miami Heat
Year	2003-04
Memorabilia Type	Basketball Card
Manufacturer	Topps
Card Number	115
Variation	Refractor
Subject	Dwyane Wade
Authentication	BGS
Grade	BGS 10

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 138 of 201

Schedule XLVII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 125

Series Designation of #DEVERSSUPERFRACTOR,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DEVERSSUPERFRACTOR, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DEVERSSUPERFRACTOR with effect from the effective date hereof and shall continue to act as the Managing Member of #DEVERSSUPERFRACTOR until dissolution of #DEVERSSUPERFRACTOR pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #DEVERSSUPERFRACTOR shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DEVERSSUPERFRACTOR through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DEVERSSUPERFRACTOR from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #DEVERSSUPERFRACTOR Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #DEVERSSUPERFRACTOR Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DEVERSSUPERFRACTOR Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DEVERSSUPERFRACTOR sold at the Initial Offering of the #DEVERSSUPERFRACTOR Interests (excluding the #DEVERSSUPERFRACTOR Interests acquired by any Person other than Investor Members).
Other rights	Holders of #DEVERSSUPERFRACTOR Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DEVERSSUPERFRACTOR Interests.
Officers	There shall initially be no specific officers associated with #DEVERSSUPERFRACTOR, although, the Managing Member may appoint Officers of #DEVERSSUPERFRACTOR from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 139 of 201

Schedule 1

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

●	The Superfractor (#/1) is far and away the most sought after variation of Devers’ rookie card.

●	This BGS 9.5 Superfractor is by definition a POP 1 , numbered 1/1.

●	Mike Trout Bowman Base Autograph 9.5s were selling for approximately $15,500 in August of 2020 and were selling at a similar price in December of 2020. A Rafael Devers Base Autograph 9.5 was selling for approximately $225 in December of 2020 or 1.45% the price of a Mike Trout.

Notable Features:

●	The card features Devers up at bat with his Boston Red Sox uniform. Devers penned a signature in bold blue ink.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DeversSuperfractor forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 140 of 201

SERIES #DeversSuperfractor
Sport	Baseball
Professional League	Major League Baseball
Player	Rafael Devers
Team	Boston Red Sox
Year	2015
Memorabilia Type	Baseball Cards
Manufacturer	Bowman
Numbered to:	1/1
Variation	Superfractors
Subject	Rafael Devers
Authentication	BGS
Grade	PSA 9.5/10

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 141 of 201

Schedule XLVIII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 126

Series Designation of #JOSHALLENGOLDBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JOSHALLENGOLDBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JOSHALLENGOLDBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #JOSHALLENGOLDBGS9.5 until dissolution of #JOSHALLENGOLDBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JOSHALLENGOLDBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JOSHALLENGOLDBGS9.5 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JOSHALLENGOLDBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JOSHALLENGOLDBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.
Number of #JOSHALLENGOLDBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JOSHALLENGOLDBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JOSHALLENGOLDBGS9.5 sold at the Initial Offering of the #JOSHALLENGOLDBGS9.5 Interests (excluding the #JOSHALLENGOLDBGS9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JOSHALLENGOLDBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JOSHALLENGOLDBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #JOSHALLENGOLDBGS9.5, although, the Managing Member may appoint Officers of #JOSHALLENGOLDBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 142 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering contains a 2018 Panini Prizm Josh Allen Gold Refractor with a grade of BGS 9.5.

●	The Gold Refractor Prizm is one of the most sought after variations, numbered out of 10.

●	This BGS 9.5 is one of 4 to receive the grade with none graded higher out of 7 graded examples.

●	The most recent sales of a Gold Refractor Josh Allen are a BGS 9.5 for $588 in April of 2019 and a PSA 10 for $18,000 in January of 2021. In April of 2019 Josh Allen Base Prizm PSA 10s sold for $20 and now sell for $760, a 3,700% increase over that time.

Notable Features:

●	The most recent sales of a Gold Refractor Josh Allen are a BGS 9.5 for $588 in April of 2019 and a PSA 10 for $18,000 in January of 2021. In April of 2019 Josh Allen Base Prizm PSA 10s sold for $20 and now sell for $760, a 3,700% increase over that time.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JoshAllenGoldBGS9.5 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 143 of 201

SERIES #JoshAllenGoldBGS9.5
Sport	Football
Professional League	National Football League
Player	Josh Allen
Team	Buffalo Bills
Year	2018
Memorabilia Type	Football Card
Manufacturer	Panini
Numbered to:	10
Card Number	25
Subject	Josh Allen
Authentication	BGS
Grade	BGS 9.5

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 144 of 201

Schedule XLIX to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 127

Series Designation of #MARIS58TOPPSPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MARIS58TOPPSPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MARIS58TOPPSPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MARIS58TOPPSPSA9 until dissolution of #MARIS58TOPPSPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MARIS58TOPPSPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MARIS58TOPPSPSA9 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MARIS58TOPPSPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MARIS58TOPPSPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #MARIS58TOPPSPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MARIS58TOPPSPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MARIS58TOPPSPSA9 sold at the Initial Offering of the #MARIS58TOPPSPSA9 Interests (excluding the #MARIS58TOPPSPSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MARIS58TOPPSPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MARIS58TOPPSPSA9 Interests.
Officers	There shall initially be no specific officers associated with #MARIS58TOPPSPSA9, although, the Managing Member may appoint Officers of #MARIS58TOPPSPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 145 of 201

Schedule 1

Asset Description

Overview and authentication:

●	This is the only recognized rookie card of the former single-season home run champion, Roger Maris.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 34 PSA 9 graded examples, with no issues receiving a higher grade.

●	According to PSA, “this card is one of the keys to the 1958 Topps set and difficult to find well-centered.”

Notable Features:

●	Maris is featured kneeling in his Cleveland Indians uniform with an orange card background.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Maris58ToppsPSA9 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 146 of 201

SERIES #Maris58ToppsPSA9
Sport	Baseball
Professional League	Major League Baseball
Player	Roger Maris
Team	Cleveland Indians
Year	1958
Memorabilia Type	Baseball Card
Manufacturer	Topps
Card Number	47
Population Report	34
Subject	Roger Maris
Authentication	PSA
Grade	9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 147 of 201

Schedule L to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 128

Series Designation of #MANTLE56PSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE56PSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE56PSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE56PSA9 until dissolution of #MANTLE56PSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MANTLE56PSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE56PSA9 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE56PSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE56PSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $225,000.
Number of #MANTLE56PSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE56PSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE56PSA9 sold at the Initial Offering of the #MANTLE56PSA9 Interests (excluding the #MANTLE56PSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MANTLE56PSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE56PSA9 Interests.
Officers	There shall initially be no specific officers associated with #MANTLE56PSA9, although, the Managing Member may appoint Officers of #MANTLE56PSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 148 of 201

Schedule 1

Asset Description

Overview and authentication:

●	According to PSA, “this is, quite simply, one of Mickey Mantle's most attractive and popular cards. On this card, Mantle is captured grinning ear-to-ear.”

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 39 PSA 9 graded examples, with only 4 issues receiving a higher grade, excluding qualifiers.

●	Mantle had a career year in 1956: he captured the elusive Triple Crown by leading the league with a .353 batting average, 52 home runs and 130 RBI. Mantle also led the league with 132 runs scored and a .705 slugging average.

●	This card is certainly the key to the 1956 Topps set, which lacks any serious rookie card power.

Notable Features:

●	This card measures approximately 2 -5/8" by 3 ¾". There are two variations of this card, one with a white back and one with grey back. This card is a grey back.

●	While the white backs are tougher to find and sell for a premium, the grey backs are usually seen with superior eye-appeal. Even though this card is not one of Mantle's more difficult issues, it is challenging to find centered, and some 1956 Topps cards are found with severe rough-cuts.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle56PSA9 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 149 of 201

SERIES #Mantle56PSA9
Sport	Baseball
Professional League	Major League Baseball
Player	Mickey Mantle
Team	New York Yankees
Year	1956
Memorabilia Type	Baseball Card
Manufacturer	Topps
Card Number	135
Population Report	39
Subject	Mickey Mantle
Authentication	PSA
Grade	9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 150 of 201

Schedule LI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 129
Series Designation of #MESSIMEGACRACKS#71PSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MESSIMEGACRACKS#71PSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MESSIMEGACRACKS#71PSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MESSIMEGACRACKS#71PSA9 until dissolution of #MESSIMEGACRACKS#71PSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MESSIMEGACRACKS#71PSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MESSIMEGACRACKS#71PSA9 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MESSIMEGACRACKS#71PSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MESSIMEGACRACKS#71PSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #MESSIMEGACRACKS#71PSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MESSIMEGACRACKS#71PSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MESSIMEGACRACKS#71PSA9 sold at the Initial Offering of the #MESSIMEGACRACKS#71PSA9 Interests (excluding the #MESSIMEGACRACKS#71PSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MESSIMEGACRACKS#71PSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MESSIMEGACRACKS#71PSA9 Interests.
Officers	There shall initially be no specific officers associated with #MESSIMEGACRACKS#71PSA9, although, the Managing Member may appoint Officers of #MESSIMEGACRACKS#71PSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 151 of 201

Schedule 1

Asset Description

Overview and authentication:

●	According to Cardhour.com, “this [asset] is without a doubt the 'best', most sought after and preferred rookie card from Messi among collectors.”

●	According to PWCC, this card is “unquestionably the most important modern Soccer/Futbol rookie card in existence.”

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 34 PSA 9’s in circulation, with 20 examples graded higher.

●	According to PWCC, “there are simply not enough of these assets to be shared among investors, and as the trading card market continues to mature, assets of this caliber are expected to continue their rise towards a never ending upward trajectory.”

Notable Features:

●	This card shows Messi dribbling at defenders and is a great action shot.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MessiMegacracks#71PSA9 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 152 of 201

SERIES #MessiMegacracks#71PSA9
Sport	Soccer
Professional League	La Liga
Player	Lionel Messi
Country	Barcelona
Year	2004
Memorabilia Type	Soccer Card
Manufacturer	Panini
Card Number	71
Population Report	34
Subject	Lionel Messi
Authentication	PSA
Grade	9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 153 of 201

Schedule LII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 130

Series Designation of #JACKIEROBINSON53TOPPS8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JACKIEROBINSON53TOPPS8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JACKIEROBINSON53TOPPS8 with effect from the effective date hereof and shall continue to act as the Managing Member of #JACKIEROBINSON53TOPPS8 until dissolution of #JACKIEROBINSON53TOPPS8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JACKIEROBINSON53TOPPS8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JACKIEROBINSON53TOPPS8 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JACKIEROBINSON53TOPPS8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JACKIEROBINSON53TOPPS8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #JACKIEROBINSON53TOPPS8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JACKIEROBINSON53TOPPS8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JACKIEROBINSON53TOPPS8 sold at the Initial Offering of the #JACKIEROBINSON53TOPPS8 Interests (excluding the #JACKIEROBINSON53TOPPS8 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JACKIEROBINSON53TOPPS8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JACKIEROBINSON53TOPPS8 Interests.
Officers	There shall initially be no specific officers associated with #JACKIEROBINSON53TOPPS8, although, the Managing Member may appoint Officers of #JACKIEROBINSON53TOPPS8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 154 of 201

Schedule 1

Asset Description

Overview and authentication:

●	This card features Jackie Robinson, and “is one of the most significant #1 cards in the hobby.”

●	Graded an 8 by PSA, sports collectibles leading grading agency

●	In 1953, Jackie Robinson put together an outstanding year, hitting .329 with 95 RBI and 109 runs scored.

●	According to PWCC, this card is “an all-around spectacular 1950s card which conservatively ranks in the top 30% of our quality spectrum. Worthy of investment.”

Notable Features:

●	According to PSA, “this card measures approximately 2 5/8" by 3 ¾" and is subject to several condition obstacles, but two are the most noteworthy: poor centering and chipping along the black bottom edge. With wear so visible along that edge, it becomes very difficult to locate high-end copies of this key Robinson card.”

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JackieRobinson53Topps8 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 155 of 201

SERIES #JackieRobinson53Topps8
Sport	Baseball
Professional League	Major League Baseball
Player	Jackie Robinson
Team	Brooklyn Dodgers
Year	1953
Memorabilia Type	Baseball Card
Manufacturer	Topps
Card number	1
Population	69
Subject	Jackie Robinson
Authentication	PSA
Grade	8

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 156 of 201

Schedule LIII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 131

Series Designation of #MAYS1956GRAYPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAYS1956GRAYPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAYS1956GRAYPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAYS1956GRAYPSA9 until dissolution of #MAYS1956GRAYPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAYS1956GRAYPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAYS1956GRAYPSA9 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAYS1956GRAYPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAYS1956GRAYPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #MAYS1956GRAYPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAYS1956GRAYPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAYS1956GRAYPSA9 sold at the Initial Offering of the #MAYS1956GRAYPSA9 Interests (excluding the #MAYS1956GRAYPSA9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAYS1956GRAYPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAYS1956GRAYPSA9 Interests.
Officers	There shall initially be no specific officers associated with #MAYS1956GRAYPSA9, although, the Managing Member may appoint Officers of #MAYS1956GRAYPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 157 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering represents a 1956 Topps Willie Mays card.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 33 examples graded a PSA 9, with none graded higher excluding qualifiers.

●	Mays is considered one of the most collectible athletes of all time.

Notable Features:

●	The 1956 Topps Willie Mays features a smiling Mays in the foreground with Mays sliding into home in the background.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES ##Mays1956GrayPSA9 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 158 of 201

SERIES #Mays1956GrayPSA9
Sport	Baseball
Professional League	Major League Baseball
Player	Willie Mays
Team	New York Giants
Year	1956
Memorabilia Type	Baseball Card
Manufacturer	Topps
Card Number	130
Population	33
Subject	Willie Mays
Authentication	PSA
Grade	9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 159 of 201

Schedule LIV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 132

Series Designation of #MANTLE1965TOPPS9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE1965TOPPS9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE1965TOPPS9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE1965TOPPS9 until dissolution of #MANTLE1965TOPPS9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MANTLE1965TOPPS9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE1965TOPPS9 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE1965TOPPS9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE1965TOPPS9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $80,000.
Number of #MANTLE1965TOPPS9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE1965TOPPS9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE1965TOPPS9 sold at the Initial Offering of the #MANTLE1965TOPPS9 Interests (excluding the #MANTLE1965TOPPS9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MANTLE1965TOPPS9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE1965TOPPS9 Interests.
Officers	There shall initially be no specific officers associated with #MANTLE1965TOPPS9, although, the Managing Member may appoint Officers of #MANTLE1965TOPPS9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 160 of 201

Schedule 1

Asset Description

Overview and authentication:

●	According to PSA Card Facts, the 1965 Topps set “is recognized for its abundance of the day’s heroes, including Hank Aaron, Ernie Banks, Roberto Clemente, Sandy Koufax, Mickey Mantle, Willie Mays, Joe Morgan, Phil Niekro and Carl Yastrzemski, as well as the Rookie of future Hall of Famer Steve Carlton”.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 57 PSA 9 graded examples, with NONE receiving a higher grade out of 4,996 graded examples.

Notable Features:

●	The card feature Mantle in his classic Yankees pinstripes swinging a baseball bat.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1965Topps9 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 161 of 201

SERIES #Mantle1965Topps9
Sport	Baseball
Professional League	Major League Baseball
Player	Mickey Mantle
Team	New York Yankees
Year	1965
Memorabilia Type	Baseball Card
Manufacturer	Topps
Card Number	350
Population Report	57
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 162 of 201

Schedule LV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 133

Series Designation of #MANTLE1967TOPPS9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE1967TOPPS9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE1967TOPPS9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE1967TOPPS9 until dissolution of #MANTLE1967TOPPS9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MANTLE1967TOPPS9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE1967TOPPS9 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE1967TOPPS9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE1967TOPPS9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.
Number of #MANTLE1967TOPPS9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE1967TOPPS9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee

Up to 1.00% of the gross proceeds of the Interests from #MANTLE1967TOPPS9 sold at the Initial Offering of the #MANTLE1967TOPPS9 Interests (excluding the #MANTLE1967TOPPS9 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MANTLE1967TOPPS9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE1967TOPPS9 Interests.
Officers	There shall initially be no specific officers associated with #MANTLE1967TOPPS9, although, the Managing Member may appoint Officers of #MANTLE1967TOPPS9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 163 of 201

Schedule 1

Asset Description

Overview and authentication:

●	According to PSA Card Facts the 1967 Topps set “features large color photographs bordered by white, while the player’s name and position are printed at the top with the team identifier at the bottom...each example carries a facsimile autograph across the front.” The set is anchored by such heroes of the day and future Hall of Famers Whitey Ford, Al Kaline, Frank Robinson, Mickey Mantle, Willie Mays, Hank Aaron, Carl Yastrzemski, Roberto Clemente and Harmon Killebrew as well as rookie cards from Tom Seaver and Rod Carew.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 76 PSA 9 graded examples, with 2 receiving a higher grade out of 7,950 graded examples.

Notable Features:

●	The card features Mickey Mantle smiling into the camera with his Yankees hat and uniform on.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1967Topps9 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 164 of 201

SERIES #Mantle1967Topps9
Sport	Baseball
Professional League	Major League Baseball
Player	Mickey Mantle
Team	New York Yankees
Year	1967
Memorabilia Type	Baseball Card
Manufacturer	Topps
Card Number	150
Population Report	76
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 165 of 201

Schedule LVI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 134

Series Designation of #MANTLE1964TOPPS9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE1964TOPPS9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	March 10, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE1964TOPPS9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE1964TOPPS9 until dissolution of #MANTLE1964TOPPS9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MANTLE1964TOPPS9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE1964TOPPS9 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE1964TOPPS9 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE1964TOPPS9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Number of #MANTLE1964TOPPS9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE1964TOPPS9 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE1964TOPPS9 sold at the Initial Offering of the #MANTLE1964TOPPS9 Interests (excluding the #MANTLE1964TOPPS9 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MANTLE1964TOPPS9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE1964TOPPS9 Interests.

Officers	There shall initially be no specific officers associated with #MANTLE1964TOPPS9, although, the Managing Member may appoint Officers of #MANTLE1964TOPPS9 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 166 of 201

Schedule 1

Asset Description

Overview and authentication:

●	According to PSA Card Facts cards from the 1964 Topps set feature “a large color photo blending into a top panel that displays the team name in bold lettering, while a panel below the picture carries the player’s name and position….containing rookie cards of Tony Conigliaro, Lou Piniella, Tommy John, Richie Allen, Tony LaRussa, Mickey Lolich and Hall of Famer Phil Niekro”.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 43 PSA 9 graded examples, with 1 receiving a higher grade out of 7,339 graded examples.

Notable Features:

●	The card features Mantle posing in his classic Yankees pinstripes with a bat rested on his shoulder.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1964Topps9 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 167 of 201

SERIES #Mantle1964Topps9
Sport	Baseball
Professional League	Major League Baseball
Player	Mickey Mantle
Team	New York Yankees
Year	1964
Memorabilia Type	Baseball Card
Manufacturer	Topps
Card Number	50
Population	43
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 168 of 201

Schedule LVII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 135

Series Designation of #RUTH1933GOUDEYREDAUTOGRAPHED,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#RUTH1933GOUDEYREDAUTOGRAPHED, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	March 10, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #RUTH1933GOUDEYREDAUTOGRAPHED with effect from the effective date hereof and shall continue to act as the Managing Member of #RUTH1933GOUDEYREDAUTOGRAPHED until dissolution of #RUTH1933GOUDEYREDAUTOGRAPHED pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #RUTH1933GOUDEYREDAUTOGRAPHED shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #RUTH1933GOUDEYREDAUTOGRAPHED through that certain Consignment Agreement dated as of March 1, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #RUTH1933GOUDEYREDAUTOGRAPHED from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #RUTH1933GOUDEYREDAUTOGRAPHED Interests the Company can issue may not exceed the purchase price, in the aggregate, of $280,000.

Number of #RUTH1933GOUDEYREDAUTOGRAPHED Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #RUTH1933GOUDEYREDAUTOGRAPHED Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #RUTH1933GOUDEYREDAUTOGRAPHED sold at the Initial Offering of the #RUTH1933GOUDEYREDAUTOGRAPHED Interests (excluding the #RUTH1933GOUDEYREDAUTOGRAPHED Interests acquired by any Person other than Investor Members).

Other rights	Holders of #RUTH1933GOUDEYREDAUTOGRAPHED Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #RUTH1933GOUDEYREDAUTOGRAPHED Interests.

Officers	There shall initially be no specific officers associated with #RUTH1933GOUDEYREDAUTOGRAPHED, although, the Managing Member may appoint Officers of #RUTH1933GOUDEYREDAUTOGRAPHED from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 169 of 201

Schedule 1

Asset Description

Overview and authentication:

●	According to PSA Card Facts “This legendary quartet represents the most important component to the ultra-popular 1933 Goudey set and it features the most destructive hitter who ever played the game. The Sultan of Swat is pictured on four different cards #s 53, 144, 149 and 181...With the exception of the Napoleon Lajoie rarity, a card that wasn't part of the original set, these four cards represent the core of this elite Goudey production. While this issue is not Babe Ruth's most valuable or scarce, it is arguably his most important and it captures the mighty slugger near the tail end of his career”.

●	Offered here is #149 the Red Back Goudey Ruth.

●	The card was graded a 1 with an autograph grade of 7 by PSA/DNA, sports collectibles leading grading and autograph authentication agency.

●	This represents the only autographed PSA 1 example with 2 cards graded higher out of 4 total submissions.

●	The only 2 higher graded examples in existence both sold via Wheatland Auctions in the past year...A PSA 4 card/8 autograph #149 Red Back Goudey Ruth sold on 2/21/21 for $761,100 and a PSA 4.5 card/6 autograph #149 Red Back Goudey Ruth sold on 8/31/20 for $324,500.

Notable Features:

●	The card is signed by Babe Ruth on the front.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Ruth1933GoudeyREDAuto forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 170 of 201

SERIES #Ruth1933GoudeyRedAutographed
Sport	Baseball
Professional League	Major League Baseball
Player	Babe Ruth
Team	New York Yankees
Year	1933
Memorabilia Type	Baseball Card
Manufacturer	Goudey
Color	Red
Autographed	Yes
Subject	Babe Ruth
Authentication	PSA
Grade	PSA 1 Autograph Grade 7

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 171 of 201

Schedule LVIII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 136

Series Designation of #MANTLE1960TOPPS9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE1960TOPPS9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	March 10, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE1960TOPPS9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE1960TOPPS9 until dissolution of #MANTLE1960TOPPS9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MANTLE1960TOPPS9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE1960TOPPS9 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE1960TOPPS9 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE1960TOPPS9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Number of #MANTLE1960TOPPS9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE1960TOPPS9 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE1960TOPPS9 sold at the Initial Offering of the #MANTLE1960TOPPS9 Interests (excluding the #MANTLE1960TOPPS9 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MANTLE1960TOPPS9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE1960TOPPS9 Interests.

Officers	There shall initially be no specific officers associated with #MANTLE1960TOPPS9, although, the Managing Member may appoint Officers of #MANTLE1960TOPPS9 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 172 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering contains a 1960 Mickey Mantle Topps baseball card.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are 29 examples graded PSA 9, with zero graded higher excluding qualifiers.

●	Mickey Mantle is one of the most collectible athletes of all time.

Notable Features:

●	A colorful issue, the left panel contains Mantle in batting stance with a red background. On the right, Mantle poses with a bat on his shoulder.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1960Topps9 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 173 of 201

SERIES #Mantle1960Topps9
Sport	Baseball
Professional League	Major League Baseball
Player	Mickey Mantle
Team	New York Yankees
Year	1960
Memorabilia Type	Baseball Cards
Manufacturer	Topps
Card Number	350
Population	29
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 174 of 201

Schedule LIX to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 137

Series Designation of #MANTLE1969TOPPS9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE1969TOPPS9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	March 10, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE1969TOPPS9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE1969TOPPS9 until dissolution of #MANTLE1969TOPPS9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MANTLE1969TOPPS9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE1969TOPPS9 through that certain Consignment Agreement dated as of February 28, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE1969TOPPS9 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE1969TOPPS9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.

Number of #MANTLE1969TOPPS9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE1969TOPPS9 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE1969TOPPS9 sold at the Initial Offering of the #MANTLE1969TOPPS9 Interests (excluding the #MANTLE1969TOPPS9 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MANTLE1969TOPPS9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE1969TOPPS9 Interests.

Officers	There shall initially be no specific officers associated with #MANTLE1969TOPPS9, although, the Managing Member may appoint Officers of #MANTLE1969TOPPS9 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 175 of 201

Schedule 1

Asset Description

Overview and authentication:

●	The offering contains a 1969 Mickey Mantle Topps baseball card.

●	Graded a 9 by PSA, sports collectibles leading grading agency.

●	There are only 2 examples graded PSA 9, with 1 graded higher excluding qualifiers.

●	Mickey Mantle is one of the most collectible athletes of all time.

●	All of Mantle’s career stats can be seen on his 1969 Topps #500 finale.

Notable Features:

●	According to PSA, “There is a variation to the 1969 Topps card. The White Letter Mantle was produced in limited quantities, along with several other players in the set. Instead of printing the player’s last name in yellow, it was done with white lettering. Was this a simple error at the factory or was it the product of something more sinister, perhaps a ploy to sell more packs? A seemingly “random” error that just happened to impact Mantle on his final Topps card? We’ll never know for sure, but the variation left us with one of the great Mantle cards to collect, one that seems appropriate for the magnitude of Mantle. It was the equivalent to a walk-off home run to end a hobby career.”

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1969Topps9 forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 176 of 201

SERIES #Mantle1969Topps9
Sport	Baseball
Professional League	Major League Baseball
Player	Mickey Mantle
Team	New York Yankees
Year	1969
Memorabilia Type	Baseball Cards
Manufacturer	Topps
Card Number	500
Population	2
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 177 of 201

Schedule LX to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 138

Series Designation of #SEAGERORANGEREFRACTORBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SEAGERORANGEREFRACTORBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	March 10, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SEAGERORANGEREFRACTORBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #SEAGERORANGEREFRACTORBASKET until dissolution of #SEAGERORANGEREFRACTORBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #SEAGERORANGEREFRACTORBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SEAGERORANGEREFRACTORBASKET through that certain Consignment Agreement dated as of March 3, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SEAGERORANGEREFRACTORBASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #SEAGERORANGEREFRACTORBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.

Number of #SEAGERORANGEREFRACTORBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SEAGERORANGEREFRACTORBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SEAGERORANGEREFRACTORBASKET sold at the Initial Offering of the #SEAGERORANGEREFRACTORBASKET Interests (excluding the #SEAGERORANGEREFRACTORBASKET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #SEAGERORANGEREFRACTORBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SEAGERORANGEREFRACTORBASKET Interests.

Officers	There shall initially be no specific officers associated with #SEAGERORANGEREFRACTORBASKET, although, the Managing Member may appoint Officers of #SEAGERORANGEREFRACTORBASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 178 of 201

Schedule 1

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

●	Next to the Superfractor (#/1) and Red (#/5), the Orange (#/25) is the most sought after variation of Seager’s rookie card.

●	This offering is made up of TWO BGS 9.5 Orange Refractors, there are 23 examples to receive a 9.5 grade with only 1 graded higher out of 29 total graded examples. Of the 23 to receive a 9.5 only 6 received all 9.5 subgrades or better.

●	Card #1 (serial ending 465) has subgrades of 9.5 centering, 10 edges, 9.5 corners and 9 surface...Card #2 (serial ending 266) has subgrades of 9.5 centering, 10 edges, 9 corners and 9.5 surface.

●	The most recent sale of a 2012 Bowman Chrome Corey Seager BGS 9.5 Orange Refractor Autograph was on 1/14/21 for $4,829

Notable Features:

•	The offering represents two of the most coveted Seager rookie cards, with orange refractor outlines.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #SeagerOrangeRefractorBasket going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 179 of 201

SERIES #SeagerOrangeRefractorBasket
Sport	Baseball
Professional League	MLB
Player	Corey Seager
Team	Los Angeles Dodgers
Year	2012
Memorabilia Type	Trading Cards
Manufacturer	Bowman
Cards in Basket	2
Variation	Orange Refractors
Subject	Corey Seager
Authentication	BGS
Grade	BGS 9.5

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 180 of 201

Schedule LXI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 139

Series Designation of #MAHOMESNT8.5 ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESNT8.5 , a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESNT8.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESNT8.5 until dissolution of #MAHOMESNT8.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAHOMESNT8.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESNT8.5 through that certain Consignment Agreement dated as of March 6, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESNT8.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESNT8.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $175,000.
Number of #MAHOMESNT8.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESNT8.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESNT8.5 sold at the Initial Offering of the #MAHOMESNT8.5 Interests (excluding the #MAHOMESNT8.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAHOMESNT8.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESNT8.5 Interests.
Officers	There shall initially be no specific officers associated with #MAHOMESNT8.5 , although, the Managing Member may appoint Officers of #MAHOMESNT8.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 181 of 201

Schedule 1

Asset Description

Overview and authentication:

●	Panini National Treasures is the NFL’s ultra high end trading card product and contains Rookie Patch Autograph cards widely considered the premier rookie cards across all NFL trading card products. PWCC stated, “Since its release, National Treasures cards have pushed the limits of what premium modern cards can be with its appealing design and natural beauty”.

●	This offering contains a 2017 National Treasure Rookie Patch Autograph of Patrick Mahomes II in a BGS 8.5 grade and numbered out of 99, making it a “True RPA”. Of the 110 submissions 29 received an 8.5 with 73 receiving higher grades.

●	The thick stock card showcases a gloss finish, foil inlay, striking bold blue autograph and a multi-color patch highlighting the Chiefs’ Red and Yellow.

●	PWCC stated, “Mahomes is an exceptionally talented young star with a vastly growing brand and now a Super Bowl Championship. This card/player pairing is worthy of the finest modern-card portfolio, and as Mahomes continues to redefine what's possible at the QB position, his premier rookie cards such as this one present an investment opportunity on a never ending upward trajectory”.

●	A Patrick Mahomes 2017 National Treasures Rookie Patch Autograph in a BGS 9 grade recently sold for $204,900 on February 13,2021.

Notable Features:

•	The card contains a jersey patch and a bold blue autograph across the front.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesNT8.5 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 182 of 201

SERIES #MahomesNT8.5
Sport	Football
Professional League	NFL
Player	Patrick Mahomes II
Team	Kansas City Chiefs
Year	2017
Memorabilia Type	Trading Cards
Manufacturer	Panini
Cards in Basket	1
Variation	TRUE RPA /99
Subject	Patrick Mahomes II
Authentication	BGS
Grade	BGS 8.5

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 183 of 201

Schedule LXII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 140

Series Designation of #LEBRONCHROMEBGS10 ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONCHROMEBGS10 , a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONCHROMEBGS10 with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONCHROMEBGS10 until dissolution of #LEBRONCHROMEBGS10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONCHROMEBGS10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONCHROMEBGS10 through that certain Consignment Agreement dated as of March 7, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONCHROMEBGS10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONCHROMEBGS10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $625,000.
Number of #LEBRONCHROMEBGS10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONCHROMEBGS10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONCHROMEBGS10 sold at the Initial Offering of the #LEBRONCHROMEBGS10 Interests (excluding the #LEBRONCHROMEBGS10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONCHROMEBGS10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONCHROMEBGS10 Interests.
Officers	There shall initially be no specific officers associated with #LEBRONCHROMEBGS10 , although, the Managing Member may appoint Officers of #LEBRONCHROMEBGS10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 184 of 201

Schedule 1

Asset Description

Overview and authentication:

●	03-04 Topps Chrome contained the rookies of LeBron James, Dwyane Wade, Carmelo Anthony and Chris Bosh. The cards mirror the 2003-04 Topps base design, but with a chrome finish.

●	There are a host of parallel refractors in the set, including base Refractors, Black Refractors (#500), and X-Fractors (#200).

●	This offering contains a 2003-04 Topps Chrome Refractors LeBron James graded a Pristine 10 by BGS.

●	Out of 1,076 total submissions, 31 have received a Pristine 10 grade with only 3 cards receiving the Black Label perfect 10 grade.

●	The Topps Chrome is one of the most coveted LeBron James Rookie Cards, with Refractors fetching a premium price. According to Beckett, “It’s not just the Refractors. The base version has continued its upward movement over the past few years, likely as a sign of the long-term popularity of the brand.”

●	The most recent sale of an ‘03-’04 Topps Chrome Refractor LeBron James BGS 10 was $100,100 on 12/21/20. A PSA 10 version sold for $300,000 on 3/6/21. Using data from CardLadder, the multiple between prices of BGS 10s over PSA 10s were 1.65x in July 2020, 1.65x in October of 2020, and 1.8x in December of 2020.

Notable Features:

•	Features LeBron James mid-shot in his Cavaliers uniform versus the Detroit Pistons.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronChromeBGS10 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 185 of 201

SERIES#LeBronChromeBGS10
Sport	Basketball
Professional League	NBA
Player	LeBron James
Team	Los Angeles Lakers (formerly Cleveland Cavaliers)
Year	2003-04
Memorabilia Type	Trading Cards
Manufacturer	Topps
Cards in Basket	1
Variation	Refractor
Subject	LeBron James
Authentication	BGS
Grade	BGS 10

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 186 of 201

Schedule LXIII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 141

Series Designation of #LUKAROOKIEJERSEY ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LUKAROOKIEJERSEY , a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LUKAROOKIEJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #LUKAROOKIEJERSEY until dissolution of #LUKAROOKIEJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LUKAROOKIEJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LUKAROOKIEJERSEY through that certain Consignment Agreement dated as of March 8, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LUKAROOKIEJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LUKAROOKIEJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $600,000.
Number of #LUKAROOKIEJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LUKAROOKIEJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LUKAROOKIEJERSEY sold at the Initial Offering of the #LUKAROOKIEJERSEY Interests (excluding the #LUKAROOKIEJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LUKAROOKIEJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LUKAROOKIEJERSEY Interests.
Officers	There shall initially be no specific officers associated with #LUKAROOKIEJERSEY , although, the Managing Member may appoint Officers of #LUKAROOKIEJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 187 of 201

Schedule 1

Asset Description

Overview and authentication:

●	This 2018-19 Luka Doncic Rookie Season Game-Worn jersey has been authenticated and photomatched by Mears.

●	According to the authentication letter from Mears, this jersey was photomatched to 8 individual games during that season.

●	Luka Doncic had the following performances in games that this jersey has been photomatched to:

&cir;	12/30/18 vs Oklahoma City Thunder (25 points, 3 rebounds, 7 assists)

&cir;	12/31/18 vs Oklahoma City Thunder (17 points, 6 rebounds, 3 assists)

&cir;	1/2/19 vs Charlotte Hornets (18 points, 10 rebounds, 4 assists)

&cir;	1/25/19 vs Detroit Pistons (32 points, 8 rebounds, 8 assists)

&cir;	1/27/19 vs Toronto Raptors - became the first teenager to record TWO “triple double” in a season (35 points, 12 rebounds, 10 assists)

&cir;	2/27/19 vs Indiana Pacers (26 points, 10 rebounds, 7 assists)

&cir;	3/6/19 vs Washington Wizards (31 points, 11 rebounds, 7 assists)

&cir;	3/8/19 vs Orlando Magic (24 points, 8 rebounds, 5 assists)

●	The jersey features the following characteristics: NBA logo sealed on the back neck, 1 gold championship patch sewn on the back collar, Size 52 sublimated inside the collar, Nike logo sewn on the front left chest, 5Miles patch sewn on the left chest and “Away@Magic 3/8/19” handwritten on the tag.

●	“Every Player Every Game” tag has the serial number DALW01904.

●	Luka Doncic collectibles are in high demand. A Luka Doncic rookie card sold in March 2021 for an estimated $4,000,000.

Notable Features:

•	Features Luka Doncic Rookie Year Jersey photomatched to 8 games.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaRookieJersey going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 188 of 201

SERIES #LukaRookieJersey
Sport	Basketball
Professional League	NBA
Player	Luka Doncic
Team	Dallas Mavericks
Year	2018-19
Memorabilia Type	Game Used Jersey
Jersey Number	#77
Sponsor	Nike
Photomatched	Yes
Subject	Luka Doncic
Authentication	MeiGray Group
Size	52

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 189 of 201

Schedule LXIV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 142

Series Designation of #MANTLE51BOWMAN8 ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE51BOWMAN8 , a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE51BOWMAN8 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE51BOWMAN8 until dissolution of #MANTLE51BOWMAN8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MANTLE51BOWMAN8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE51BOWMAN8 through that certain Consignment Agreement dated as of March 9, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE51BOWMAN8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE51BOWMAN8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $725,000.
Number of #MANTLE51BOWMAN8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE51BOWMAN8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE51BOWMAN8 sold at the Initial Offering of the #MANTLE51BOWMAN8 Interests (excluding the #MANTLE51BOWMAN8 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MANTLE51BOWMAN8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE51BOWMAN8 Interests.
Officers	There shall initially be no specific officers associated with #MANTLE51BOWMAN8 , although, the Managing Member may appoint Officers of #MANTLE51BOWMAN8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 190 of 201

Schedule 1

Asset Description

Overview and authentication:

●	According to PSA Card Facts cards, “This is the only recognized rookie card of Mickey Mantle...While his 1952 Topps card receives a tremendous amount of fanfare, some collectors forget that this is his only true rookie”.

●	This card is one of 53 to receive a grade of 8 from PSA, with only 10 receiving higher grades out of 1,747 total examples submitted.

●	According to PSA Card Facts, “This incredible important card is subject to numerous condition obstacles. As with most cards in the sat, this card often suffers from print lines, wax stains along the reverse and poor centering”.

●	VCP Pricing Guide tracks the most recent sale of a 1951 Bowman Mickey Mantle in a PSA 8 grade as $615,000 on 2/28/21 via Heritage Auctions up from the prior sale of $125,460 on 5/20/20 via Goldin Auctions, a 390% growth over that time.

Notable Features:

●	The card features Mantle posing in his classic Yankees pinstripes with a bat rested on his shoulder.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle51Bowman8 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 191 of 201

SERIES#Mantle51Bowman8
Sport	Baseball
Professional League	MLB
Player	Mickey Mantle
Team	New York Yankees
Year	1951
Memorabilia Type	Baseball Card
Manufacturer	Bowman
Cards in Offering	1
Card #	#253
Subject	Mickey Mantle
Authentication	PSA
Grade	8

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 192 of 201

Schedule LXV to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 143

Series Designation of #MAHOMESIMMACULATE1OF1,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESIMMACULATE1OF1, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	March 10, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESIMMACULATE1OF1 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESIMMACULATE1OF1 until dissolution of #MAHOMESIMMACULATE1OF1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAHOMESIMMACULATE1OF1 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESIMMACULATE1OF1 through that certain Consignment Agreement dated as of March 9, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESIMMACULATE1OF1 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESIMMACULATE1OF1 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $240,000.
Number of #MAHOMESIMMACULATE1OF1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESIMMACULATE1OF1 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESIMMACULATE1OF1 sold at the Initial Offering of the #MAHOMESIMMACULATE1OF1 Interests (excluding the #MAHOMESIMMACULATE1OF1 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAHOMESIMMACULATE1OF1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESIMMACULATE1OF1 Interests.
Officers	There shall initially be no specific officers associated with #MAHOMESIMMACULATE1OF1, although, the Managing Member may appoint Officers of #MAHOMESIMMACULATE1OF1 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 193 of 201

Schedule 1

Asset Description

Overview and authentication:

●	Panini Immaculate ranks among the NFL’s high end trading card product and contains Rookie Patch Autograph cards widely considered some of the premier rookie cards across all NFL trading card products.

●	This offering contains a 2017 Immaculate Rookie Premium Patch Autograph Platinum 1 of 1 Variation of Patrick Mahomes II. A true 1 of a kind, this card features a bold red Nike logo as the focus of the jersey relic portion and is stamped “1 of 1”.

●	The thick stock card showcases a gloss finish, platinum foil inlay, striking bold black autograph and a patch featuring the red Nike logo found on the Chiefs white away jerseys.

Notable Features:

●	The card features Mahomes posing in his red Chiefs jersey with the ball in both hands scanning the field with his eyes.

●	A true “1 of 1” and stamped as such on the card

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesImmaculateLogo1of1 going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 194 of 201

SERIES #MahomesImmaculateLogo1of1
Sport	Football
Professional League	NFL
Player	Patrick Mahomes II
Team	Kansas City Chiefs
Year	2017
Memorabilia Type	Football Card
Manufacturer	Panini
Cards in Basket	1
Variation	Platinum 1/1 Variation
Subject	Patrick Mahomes
Authentication	PSA
Grade	Authentic

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 195 of 201

Schedule LXVI to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 144

Series Designation of #JORDANLEBRONSIGNOFTHETIMES ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANLEBRONSIGNOFTHETIMES , a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	March 10, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANLEBRONSIGNOFTHETIMES with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANLEBRONSIGNOFTHETIMES until dissolution of #JORDANLEBRONSIGNOFTHETIMES pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #JORDANLEBRONSIGNOFTHETIMES shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANLEBRONSIGNOFTHETIMES through that certain Consignment Agreement dated as of March 9, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANLEBRONSIGNOFTHETIMES from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANLEBRONSIGNOFTHETIMES Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.

Number of #JORDANLEBRONSIGNOFTHETIMES Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANLEBRONSIGNOFTHETIMES Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANLEBRONSIGNOFTHETIMES sold at the Initial Offering of the #JORDANLEBRONSIGNOFTHETIMES Interests (excluding the #JORDANLEBRONSIGNOFTHETIMES Interests acquired by any Person other than Investor Members).

Other rights	Holders of #JORDANLEBRONSIGNOFTHETIMES Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANLEBRONSIGNOFTHETIMES Interests.

Officers	There shall initially be no specific officers associated with #JORDANLEBRONSIGNOFTHETIMES , although, the Managing Member may appoint Officers of #JORDANLEBRONSIGNOFTHETIMES from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 196 of 201

Schedule 1

Asset Description

Overview and authentication:

●	Outstanding ink signatures of both LeBron James and Michael Jordan accompany individual portrait images of the superstars in adorning this highly desirable collectible.

●	Receiving the rare grade of Pristine 10 from BGS, this card is the only to have received such a grade and is the highest graded on record.

●	Congratulatory text on the card's back states Upper Deck's warranty for the authenticity of the signatures, and serves as the item's COA.

●	This limited edition card is serial numbered to 50, with this version being #46/50

Notable Features:

●	The card features autographs and headshot images of both LeBron James, wearing his early career trademark white sweatband and white Cavaliers jersey, and Michael Jordan, wearing his white Bulls jersey.

●	Serial number 46/50

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanLeBronSignoftheTimes going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 197 of 201

SERIES #JordanLeBronSignoftheTimes
Sport	Basketball
Professional League	NBA
Player	LeBron James & Michael Jordan
Team	Cleveland Cavaliers and Chicago Bulls
Year	2005-06
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck
Cards in Basket	1
Variation	Sign of the Times
Subject	LeBron James & Michael Jordan
Authentication	BGS
Grade	BGS 9.5 w/10 Auto

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 198 of 201

Schedule LXVII to Ninth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 145

Series Designation of #LEBRONMELODUALLOGOMAN ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONMELODUALLOGOMAN , a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	March 10, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONMELODUALLOGOMAN with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONMELODUALLOGOMAN until dissolution of #LEBRONMELODUALLOGOMAN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #LEBRONMELODUALLOGOMAN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONMELODUALLOGOMAN through that certain Consignment Agreement dated as of March 4, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONMELODUALLOGOMAN from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONMELODUALLOGOMAN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.

Number of #LEBRONMELODUALLOGOMAN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONMELODUALLOGOMAN Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONMELODUALLOGOMAN sold at the Initial Offering of the #LEBRONMELODUALLOGOMAN Interests (excluding the #LEBRONMELODUALLOGOMAN Interests acquired by any Person other than Investor Members).

Other rights	Holders of #LEBRONMELODUALLOGOMAN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONMELODUALLOGOMAN Interests.

Officers	There shall initially be no specific officers associated with #LEBRONMELODUALLOGOMAN , although, the Managing Member may appoint Officers of #LEBRONMELODUALLOGOMAN from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 199 of 201

Schedule 1

Asset Description

Overview and authentication:

●	This card features autographs of LeBron James & Carmelo Anthony as well as the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”

●	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.

●	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis

●	Graded a BGS 9, a true one of a kind piece, this card has the ultimate “1/1” designation from Upper Deck and as such is the only copy graded.

●	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

●	The card features NBA Logoman patches and accompanying autographs from LeBron James and Carmelo Anthony as well as a “1/1” stamp from Upper Deck.

Notable Defects:

•	There are none.

Depreciation

•	The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronMeloDualLogoman going forward.

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 200 of 201

SERIES #LeBronMeloDualLogoman
Sport	Basketball
Professional League	NBA
Player	LeBron James & Carmelo Anthony
Team	Cleveland Cavaliers & Denver Nuggets
Year	2004-05
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck
Cards in Basket	1
Variation	Dual NBA Logo Autographs 1 of 1
Subject	LeBron James & Carmelo Anthony
Authentication	BGS
Grade	BGS 9

Schedule to Ninth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 201 of 201